UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Alteva, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alteva, Inc.

401 Market Street

Philadelphia, PA 19106

Notice of Annual Meeting of Shareholders

June 18, 2014

Please note the change in location for the annual meeting this year.

The Annual Meeting of Shareholders of Alteva will be held on Wednesday, June 18, 2014, at 10:00 A.M., local time, at the Wyndham Philadelphia Historic District, FDR Room, 400 Arch Street, Philadelphia, Pennsylvania 19106 for the following purposes, which are more fully described in the accompanying proxy statement:

1.                          to fix the number of directors at five until the next annual meeting of shareholders;

2.                          to elect five directors;

3.                          to approve the Alteva, Inc., 2014 Omnibus Equity Compensation Plan;

4.                          to approve, on an advisory basis, the compensation of our named executive officers;

5.                          to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014;

6.                          to transact such other business as may properly be brought before the annual meeting of shareholders or any adjournment thereof.

As discussed in the accompanying proxy statement, the board of directors recommends you vote:

•                  FOR the proposal to fix the number of directors at five until the next annual meeting of shareholders;

•                  FOR the election of the five director nominees;

•                  FOR the approval of the Alteva, Inc., 2014 Omnibus Equity Compensation Plan;

•                  FOR approval, on an advisory basis, of the compensation of our named executive officers;

•                  FOR ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014.

The board of directors has fixed the close of business on April 23, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournments thereof.

Please complete, sign, date and return the enclosed proxy card.  If you have any questions, please call our Shareholder Relations Department at (267) 234-7300.

You may also vote via the Internet or by telephone by following the instructions on the enclosed proxy card, or you may attend the annual meeting and vote in person.

Your vote is important.  If you own your shares through a broker, we encourage you to follow the instructions provided by your broker regarding how to vote.  Unless you provide your broker with voting instructions, your broker will be unable to vote your shares for the director nominees, the approval of the Alteva, Inc. 2014 Omnibus Equity Compensation Plan, or for the advisory vote to approve the compensation of our named executive officers.

If you plan to attend the annual meeting, please read the following information:

Attendance at the annual meeting will be limited to shareholders.    Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport.  The meeting will begin at 10 A.M.

If your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank, or other nominee confirming (1) your legal right to vote the shares at the annual meeting, (2) your beneficial ownership of the shares on April 23, 2014, and (3) that the broker, bank or other nominee is not voting the shares at the meeting.

Persons entitled to vote shares held by partnerships, corporations, trusts, and other entities must show evidence of that entitlement.

Directions to the location of the annual meeting are attached to the proxy statement that accompanies this notice.

Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

By Order of the Board of Directors

Jennifer M. Brown
Corporate Secretary
Philadelphia, PA
April 30 , 2014

Proxy Statement

2014 Annual Meeting of Shareholders

Alteva

2014 Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement.  This summary does not contain all of the information that you should consider; you should read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders

Time and date:	10:00 A.M., Wednesday, June 18, 2014

Place:	Wyndham Philadelphia Historic District FDR Room 400 Arch Street Philadelphia, PA 19106

Meeting Information:

Attendance at the annual meeting will be limited to shareholders. Admission will be on a first-come, first-served basis. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from your broker, bank, or other nominee confirming (1) your legal right to vote the shares at the annual meeting, (2) your beneficial ownership of the shares on April 23, 2014, and (3) that the broker, bank or other nominee is not voting the shares at the meeting.

Record date:	April 23, 2014

How to vote:

In general, you may vote either in person at the annual meeting or by proxy. If you vote by proxy, you may do so by telephone, the Internet or mail. See “How to Vote” below for more details regarding how you may vote if you are a registered holder or a beneficial owner of shares held in street name.

Voting Matters

Matters	Board Vote Recommendation	Page Reference (for more details)

To fix the number of directors at five	For	6

To elect five directors	For each nominee	6

To approve the Alteva, Inc. 2014 Omnibus Equity Compensation Plan	For	13

Advisory vote to approve the compensation of our named executive officers	For	37

To ratify the selection of our independent registered public accounting firm	For	37

2014 Proxy Statement

This proxy statement is furnished to shareholders in connection with the solicitation of proxies by our board of directors to be used at the annual meeting of shareholders to be held on Wednesday, June 18, 2014, at 10:00 A.M., local time, or at any adjournments thereof, for the purposes set forth in this proxy statement and the accompanying notice of annual meeting of shareholders.

Location of Annual Meeting

The annual meeting will be held at the Wyndham Philadelphia Historic District, FDR Room, Philadelphia, PA 19106.

Principal Executive Offices

Our principal executive offices are located at 401 Market Street, Philadelphia, Pennsylvania 19106, and our telephone number is (877) 258-3722.

Mailing Date

This proxy statement, accompanying form of proxy, notice of annual meeting, and 2013 annual report to shareholders are first being mailed to shareholders on or about April 30, 2014.

Record Date and Outstanding Shares

Shareholders of record at the close of business on April 23, 2014, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting.  As of the record date, 6,088,347 shares of our common stock, $0.01 par value, were issued and outstanding.

Solicitation of Proxies

We are making this solicitation of proxies and we will bear all related costs.  Proxies may be solicited on our behalf, in person or by telephone, facsimile or e-mail, by our officers, directors and employees, none of whom will receive additional compensation for doing so.

How to Vote

We encourage you to vote promptly.  If you are a registered holder (meaning your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company), then you may vote either in person at the annual meeting or by proxy.  If you decide to vote by proxy, you may do so in any one of the following three ways:

•                                          By Telephone.  You may vote your shares up until 11:59 P.M. (Eastern Time) the day before the meeting date by calling 1-800-690-6903 and following the instructions provided.  You will need to enter identifying information that appears on your proxy card.

•                                          By Internet.  You may vote your shares up until 11:59 P.M. (Eastern Time) the day before the meeting date by going to www.proxyvote.com and following the instructions provided.  You will need to enter identifying information that appears on your proxy card.

•                                          By Mail.  Complete, sign, and date the enclosed proxy card and return it by mail in the enclosed postage-paid envelope.

If, like most shareholders, you are a beneficial owner of shares held in street name (meaning a broker, bank, or other nominee holds shares on your behalf), you may vote by completing and signing the voting instruction form that your broker, bank, or other nominee will provide to you, or by using telephone or Internet voting arrangements described on the voting instruction form or other materials that your broker, bank, or other nominee will provide to you.  Alternatively, you may vote in person at the annual meeting only if you bring to the annual meeting a letter from the broker, bank, or other nominee confirming (1) your legal right to vote the shares at the annual meeting, (2) your beneficial ownership of the shares on April 23, 2014, and (3) that the broker, bank or other nominee is not voting the shares at the meeting.

If you vote via the Internet or by telephone and you indicate that you wish to vote in accordance with the recommendations of the board of directors, your shares will be voted as noted below under “Voting.”

Participants in the Alteva 401(k) Plan, whose accounts hold shares of our common stock and who complete and return a voting instruction card, direct the trustee of the plan to vote the shares allocated to their 401(k) plan account as indicated in the voting instruction card at the annual meeting or at any adjournment thereof.  Any common shares in a 401(k) plan account for which no instruction is received will be voted by the trustee proportionally based upon the votes cast by other plan account holders whose accounts hold common shares.

Voting

Each shareholder of our common stock is entitled to one vote for each share held as of the record date.  When a proxy is properly dated, executed, and returned, the shares represented by such proxy will be voted at the annual meeting in accordance with the instructions on such proxy.  Unless a shareholder specifically directs otherwise, all shares represented by a proxy will be voted:

•                  FOR the proposal to fix the number of directors at five until the next annual meeting of shareholders;

•                  FOR the election of the five director nominees;

•                  FOR the approval of the Alteva, Inc. 2014 Omnibus Equity Compensation Plan;

•                  FOR approval, on an advisory basis, of the compensation of our named executive officers;

•                  FOR ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014.

Shares represented by proxies may also be voted for such other business as may properly come before the annual meeting or at any adjournment thereof.

Revocability of Proxies

You can change your vote by revoking your proxy at any time before it is voted at the annual meeting in one of four ways:

•                  vote again via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•                  submit a signed proxy card with a later date;

•                  notify our corporate secretary in writing before the annual meeting that you are revoking your proxy; or

•                  attend the annual meeting and vote in person.

Attendance at the annual meeting will not automatically revoke your previously submitted proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked.

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank, or other nominee confirming both (1) your beneficial ownership of the shares on April 23, 2014, and (2) that the broker, bank, or other nominee is not voting the shares at the meeting.

Quorum

A quorum must be present to conduct business at the annual meeting.  Our by-laws provide that a quorum will be present at the annual meeting if the holders of record of a majority of the common shares issued and outstanding and entitled to vote are present in person or represented by proxy.

Vote Required

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum:

	Proposal	Vote Required

One	To fix the number of directors at five until the next annual meeting of shareholders	Majority of the votes duly cast at the annual meeting

Two	To elect five directors	Plurality of the votes duly cast at the annual meeting

Three	To approve the Alteva, Inc. 2014 Omnibus Equity Compensation Plan	Majority of the votes duly cast at the annual meeting

Four	To approve, on an advisory basis, the compensation of our named executive officers	Majority of the votes duly cast at the annual meeting (1)

Five	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014	Majority of the votes duly cast at the annual meeting (2)

(1)         The voting results on proposal four are not binding upon our board of directors.  However, our board of directors values the opinion of shareholders, and will consider the outcome of this vote when making future compensation decisions.

(2)         The selection of Ernst & Young LLP is being presented to our shareholders for ratification.  The audit committee will consider the outcome of this vote when selecting our independent registered public accounting firm for subsequent years.

Abstentions

Shares that abstain from voting on one or more proposals to be acted on at the annual meeting are considered to be present for the purpose of determining whether a quorum exists and thus count towards satisfying the quorum requirement.  However, for purposes of tabulating voting results, an abstention is not considered a vote cast.

Abstentions will have no effect on the election of directors, provided each nominee receives at least one vote.  Abstentions will also have no effect on the proposals to fix the number of directors, to approve the Alteva, Inc. 2014 Omnibus Equity Compensation Plan, to approve, on an advisory basis, the compensation of our named executive officers, or to ratify the selection of our independent registered public accounting firm because, as noted above, to be approved, each of these proposals must receive a majority of the votes cast at the annual meeting.  Because shares that abstain from voting on each of these proposals are not deemed cast, such shares will not be counted for the purpose of determining the number of shares voting on each proposal.

Broker Non-Votes

If you own your shares through a broker, we encourage you to follow the instructions provided by your broker regarding how to vote.  The rules that govern how brokers vote your shares prevent your broker from voting your shares for the election of director nominees, the approval of the Alteva, Inc. 2014 Omnibus Equity Compensation Plan or for the advisory vote to approve the compensation of our named executive officers, which are considered non-routine matters, unless you provide your broker with voting instructions.  If you do not indicate how you want your shares voted for these non-routine matters, your broker will not be permitted to and will not vote your shares on your behalf.  Your broker will, however, continue to have discretion to vote any non-instructed shares on the proposals to fix the number of directors at five and to ratify the selection of our independent registered public accounting firm, both of which are considered routine matters.  A broker non-vote occurs when shares held by a broker are not voted on a non-routine proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares in the absence of such instructions.

Shares subject to broker non-votes are considered to be present for the purpose of determining whether a quorum exists and thus count towards satisfying the quorum requirement, but they will not be counted for the purpose of determining the number of shares voting on the non-routine proposals regarding the election of director nominees, the approval of the Alteva, Inc. 2014 Omnibus Equity Compensation Plan or the advisory vote to approve the compensation of our named executive officers, unless you provide your broker with your voting instructions, and thus will not affect the outcome of these proposals.

If you are a registered holder and you do not cast your vote, no votes will be cast on your behalf on any of the matters of business at the annual meeting.

Voting Results

An automated system administered by Broadridge Investor Communication Solutions, Inc. will tabulate the votes.  Voting results will be reported in a Current Report on Form 8-K that we will file with the Securities and Exchange Commission within four business days following the annual meeting.

Annual Report to Shareholders and Annual Report on Form 10-K

We have enclosed our 2013 annual report to shareholders with this proxy statement.  Our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission, is included in our 2013 annual report.  Our 2013 annual report includes our audited consolidated financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, an additional copy of our Form 10-K by:

•                              accessing our website, http://alteva.com/company/investors;

•                              writing to us at: Alteva, 401 Market Street, Philadelphia, PA, Attention: Jennifer M. Brown, Corporate Secretary; or

•                              calling us at (267) 234-7300.

You can also obtain a copy of our Annual Report on Form 10-K and all other reports and information that we file with, or furnish to, the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database at http://www.sec.gov.

The information contained on our website is not a part of this proxy statement.

Householding

We deliver only one annual report and one proxy statement to multiple shareholders sharing a single address unless we receive instructions to the contrary from one or more of such shareholders.  This practice, known as householding, is designed to reduce our printing and postage costs. Notwithstanding the foregoing, we will deliver promptly, upon written or oral request to us at the telephone number and address noted below, a separate copy of our annual report and proxy statement to each shareholder at a shared address to which a single copy of the documents are delivered.  Shareholders who wish to receive a separate copy of our annual report and proxy statement in the future should contact us either by calling us at (267) 234-7300 or writing to us at 401 Market Street, Philadelphia, PA, Attention: Jennifer M. Brown, Corporate Secretary.  Shareholders sharing an address receiving multiple copies of our annual reports and proxy statements can request a single copy by contacting us in the same manner. Shareholders who own shares through a bank, broker, or other nominee can request householding by contacting the nominee.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 18, 2014

As required by rules adopted by the Securities and Exchange Commission, we are making this proxy statement and our annual report to shareholders available to you on the Internet.

The proxy statement and annual report to security holders are available at www.proxyvote.com.

You may access these materials online by going to www.proxyvote.com and entering the identifying information that appears on your proxy card.

For directions on how to attend the annual meeting and vote in person, see the Notice of Annual Meeting of Shareholders that accompanies this proxy statement and the information under the heading “Revocability of Proxies” above.

Proposals One and Two

Determination of Number of Directors and Election of Directors

Fixing the Number of Directors; Board Recommendation

Our by-laws require our shareholders to fix the size of the board of directors at each annual meeting of shareholders until the next annual meeting of shareholders.  The current number of directors, as fixed by shareholders at the 2013 annual meeting of shareholders, is six.

Based upon the recommendation of the governance and the nominating committee, the  board of directors recommends a vote in favor of fixing the size of our board of directors at five until the next annual meeting of shareholders and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxy FOR this proposal.

Election of Director Nominees; Board Recommendation

At the 2014 annual meeting of shareholders, you are being asked to elect five directors, each to hold office until the next annual meeting of shareholders and until his or her successor is elected, or until his or her earlier resignation, removal from office or death.

Based on the recommendation of the governance and nominating committee, the board of directors has nominated the following persons for election as directors, all of whom are currently serving on our board of directors:

Jeffrey D. Alario	Brian J. Kelley
Douglas B. Benedict	Edward J. Morea
Kelly C. Bloss

The board of directors recommends the election of the foregoing director nominees. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions on your proxy card, the persons named in the enclosed proxy will vote such proxy FOR the election of the five director nominees named above.

We have a term limit policy that limits a director from serving for more than fifteen years on our board of directors and a mandatory retirement at the age of seventy-five years with an extension of one year terms with board approval.

We anticipate that all of the director nominees listed above will be able to serve, but if at the time of the 2014 annual meeting any director nominee is unable or unwilling to serve, the persons named in the enclosed proxy may vote such shares at their discretion for a substitute nominee.

Information About Director Nominees

The biographies of each of the director nominees below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that our governance and nominating committee and our board considered when determining that the person should continue to serve as one of our directors for the following year.

Name and Background	Director Since

Jeffrey D. Alario, age 52, has been a Director since 2006, has been the Managing Member of Alario & Associates, CPAs, an auditing, financial reporting, tax compliance, and planning firm since 2000. Prior to that, and from 1996 through 2009, he was Chief Financial Officer of Person-to-Person Marketing LLC, a telemarketing firm. Mr. Alario also serves on the boards of several not-for-profit organizations. Mr. Alario holds a B.S. in Business Administration from Clarion University of Pennsylvania.

Mr. Alario has been a licensed certified public accountant in practice in New York and New Jersey since 1986 and is qualified to review and analyze audited financial statements. As such, he is specifically qualified to serve on our audit committee as its chairman and he possesses the qualifications to be designated as the committee’s financial expert. Mr. Alario also provides accounting services to small and mid-sized businesses and his skill set meets our board’s requirement for financial experience and expertise in the small to mid-sized business segment in which we operate.

2006

Douglas B. Benedict, age 49, is a Managing Director of OEM Capital, an investment banking firm specializing in technology and communications and focusing primarily on small and middle-market public and private companies. Mr. Benedict joined OEM Capital in 2011. Previously, he was a Managing Director at MTN Capital Partners, a private equity firm focused on small and middle-market opportunities. Prior to that, from 2001 to 2008, Mr. Benedict served as Senior Vice President of Business and Strategic Development for Cendant Corporation and Lockton Companies. Prior to 2001, he spent 15 years as an investment banker in New York and London, primarily with Citigroup, Bank of America and Legg Mason, specifically focusing on telecommunications, technology and financial institution companies. Mr. Benedict also serves as Managing Principal of Regent Advisors LLC, a private strategic and business consulting firm. Mr. Benedict holds an undergraduate degree in Economics from Harvard University and an MBA from the Amos Tuck School of Business at Dartmouth College. Mr. Benedict’s investment banking advisory and industry-specific skill set provides our board with the knowledge necessary to confront emerging issues in the rapidly-changing captial markets as well as the rapidly-changing communications and technology industries.

2007

Kelly C. Bloss, age 50, has been a Director since 2006, and appointed Chairman of the Board in November 2013, is the President of Knowledge Transfer Group, Inc., a strategy and technology management consulting firm she founded in 2000. Ms. Bloss consults on strategic matters in the healthcare, financial services and cable industries Ms. Bloss served as Vice President for NYNEX/Bell Atlantic/Verizon responsible for their Long Distance business. Ms. Bloss holds a B.S. in Mechanical Engineering from Union College and a Master of Science degree from Polytechnic Institute of New York University (formerly Polytechnic University). Ms. Bloss was recruited as a director because of her industry-based knowledge as well as her varied skill set as a consultant within the telecommunications industry. Ms. Bloss brings a unique understanding of the technology and emerging and converging technologies within the industry, marketing and sales-enhancement skills, as well as corporate governance experience in her capacity as a consultant.

2006

Brian J. Kelley, age 62, has been a Director since November 2013, is the Chief Executive Officer, Four Winds Advisors LLC, focused on advising technology focused clients on restructuring, turnaround and business development. Prior, Mr. Kelley served as CEO, snom Technology, Inc., Woburn, Massachusetts, a leading global provider in designing, manufacturing and marketing VoIP communications equipment. From 2008 to 2012 Mr. Kelley served on the Board of Directors of Tii Network Technologies, Inc., in Edgewood, New York, serving as Board Chairman beginning in 2010 and President and CEO beginning in 2011. Previously, Mr. Kelley was the President of TAMCO Technology, Tampa, Florida, a financial solutions-focused business management and development company, focusing on telecommunications asset management and financing solutions; was the President and Chief Executive Officer of Cognitronics Corporation, Danbury, Connecticut, a company that provided central-office communications technology hardware and software solutions. Mr. Kelley also held senior management positions with TIE Communications, Inc., Seymour, Connecticut, a publicly-traded diversified telecommunications services company. Mr. Kelley holds a Bachelor of Arts degree in Economics from the University of New Hampshire and a Masters in Business Administration degree from the University of Connecticut.

November 2013

Edward J. Morea, age 52, has been a Director since November 2013, is a Client Services Executive for Cisco Systems Inc., a worldwide leader that designs, manufactures, and sells Internet protocol (IP) based networking and other products related to the communications and information technology industries. Currently, Mr. Morea leads a team that focuses on Services Sales in the Cable/Multiple System Operator (“MSO”) segment. From 2005 until recently, Mr. Morea was a Sales Director at Alcatel-Lucent, Murray Hill, New Jersey, a company that provides networking and communications technology, products, and services to service providers, enterprises, and governments worldwide. At Alcatel-Lucent, Mr. Morea successfully led the company into MSOs with Services Sales supporting projects such as Cell Site Backhaul, Wi-Fi Planning, Multi-Vendor Support, Design and Deployment Services, as well as Network Operations outsourcing. Previously, Mr. Morea was Vice President of the Northeast for TechMahindra, a global system integrator and business transformation consulting organization focused on the communications industry. Mr. Morea has also held executive positions at Telcordia Technologies/ Ericsson, a leading global provider of telecommunications network software, and services for IP, wireline, wireless and cable; and Verizon, New York, New York, a global leader in delivering broadband and other wireless and wireline communications services. Mr. Morea holds a Bachelor degree in Electrical Engineering from State University of New York Maritime College- and a Masters in Business Administration degree in Finance from Fordham University.

November 2013

Corporate Governance

Ethics and Values

We have a code of business conduct and ethics that applies to all employees (including our principal executive officer, principal financial officer and principal accounting officer, controller, and persons performing similar functions) and members of the board of directors.  The code of ethics is based upon the philosophy that each director, each executive officer, and each other employee of the Company  in a responsible position will lead by example and foster a culture that emphasizes trust, integrity, honesty, judgment, respect, managerial courage, and responsibility.  Each director and every employee is expected to act ethically at all times and adhere to the policies, as well as the spirit of the code.

You can find our code of business conduct and ethics on our website at http://alteva.com/company/investors/corporate-governance.  We will provide, upon request of any shareholder and without charge, in accordance with the shareholder communication procedures described below under the subheading “Shareholder Communications,” a printed copy of our code of business conduct and ethics.

We intend to post any amendments to or waivers from our code of business conduct and ethics on our website.  There were no waivers from our code of business conduct and ethics during 2013.

The information contained on our website is not a part of this proxy statement.

Board Meetings

The board of directors held four regular meetings and two special meetings in 2013, as well as regular meetings of our independent directors.  Each of our directors who served on the board during 2013 attended at least 75% of the total of such board meetings and meetings of board committees on which he or she served.

Director Attendance

Members of our board of directors are expected to attend meetings of the board and of the committees on which they serve.  The governance and nominating committee reviews annual attendance during the nomination process each year.  In addition, all directors, absent special circumstances, are expected to attend the annual meeting of shareholders.  All directors who were serving as directors at the time attended the 2013 annual meeting of shareholders.

Board Leadership Structure

Our board of directors separates the roles of Chief Executive Officer and Chairman of the Board, based on the current belief that corporate governance of our company is most effective when these positions are not held by the same person.  The board recognizes the differences between the two roles and believes that separating them allows each person to focus on their individual responsibilities.  Under this leadership structure, our Chief Executive Officer focuses his or her attention on day-to-day leadership, ongoing company performance and establishing long-term strategic direction.  Our Chairman of the Board focuses his or her attention on board responsibilities and providing guidance to our Chief Executive Officer.

Presently, our board believes it is appropriate to keep the roles of Chief Executive Officer and Chairman of the Board separate.  However, the board may change the leadership structure if it believes that a change would better serve our company and its shareholders.

The Board’s Role in Risk Oversight

Our board of directors is actively involved in the oversight of risks that could affect our Company.  The oversight of risks is conducted primarily through our board committees, as described below in the description of each committee.  Our audit committee focuses on financial risks, including those that could arise from our accounting and financial reporting processes and internal control system and our consolidated financial statement audits.  Our governance and nominating committee focuses on the management of risks associated with board membership and structure, and corporate governance.  Our compensation committee focuses on the management of risks arising from our compensation policies and practices.  While our board committees are focused on specific areas of risk, the full board retains responsibility for general oversight of risk.  This responsibility is satisfied through full board discussions to understand risk identification, risk management and risk mitigation strategies with the aid of reports from each committee chairman regarding the risk considerations within each committee’s area of expertise, as well as through reports from members of our management team responsible for oversight of material risk to our Company, including our Chief Financial Officer.

Director Independence

The board of directors has determined each of our non-employee directors is independent pursuant to the independence standards of the NYSE MKT.

Board Committees

The board of directors has established, among other committees, an audit committee, governance and nominating committee, and compensation committee.  In addition, from time to time, the board may establish ad hoc committees to address specific issues facing our Company.

The current charters of the audit committee, the governance and nominating committee, and the compensation committee are available on our website at http://alteva.com/company/investors/corporate-governance.  We will provide, upon the request of any shareholder and without charge, in accordance with the shareholder communication procedures described below under the subheading “Shareholder Communications,” a printed copy of any or all of these charters.

The information contained on our website is not a part of this proxy statement.

Audit Committee

We have a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The current members of the audit committee are:

Jeffrey D. Alario, Chairman

Douglas B. Benedict

Brian J. Kelley

The board of directors has determined that each of Mr. Alario, Mr. Benedict and Mr. Kelley is independent pursuant to the independence standards of the NYSE MKT and applicable Securities and Exchange Commission rules.

The board of directors has determined that each audit committee member has sufficient knowledge in financial matters to serve on the audit committee.  The board of directors has designated Mr. Alario as an “audit committee financial expert” in accordance with applicable Securities and Exchange Commission rules.  The board has determined that Mr. Alario, a certified public accountant, qualifies by virtue of his more than 25-year career in public and private accounting.

The audit committee serves as an independent and objective party to monitor our accounting and financial reporting processes and the audits of our financial statements.  Our audit committee charter, which has been adopted by the board of directors, more specifically sets forth the duties and responsibilities of the audit committee.  The charter, which the committee reviews annually, defines the duties and responsibilities of the committee to include, among other duties and responsibilities:

•                              having the sole authority to appoint and oversee our independent registered public accounting firm;

•                              approving the plan and scope of the audit and the fee before the audit begins;

•                              following the audit, reviewing the results and the independent registered public accounting firm’s comments on our system of internal controls with our independent registered public accounting firm;

•                              recommending the inclusion of our audited financial statements in our Annual Report on Form 10-K; and

•                              reviewing all related party transactions.

The audit committee is also responsible for preparing the committee’s report that Securities and Exchange Commission rules require be included in our annual proxy statement, and performing such other tasks that are consistent with its charter.

The audit committee held nine meetings during 2013.  The audit committee’s report relating to the year ended December 31, 2013 appears under the heading “Report of the Audit Committee to Shareholders.”

Governance and Nominating Committee

The current members of the governance and nominating committee are:

Douglas B. Benedict, Chairman

Kelly C. Bloss

Edward J. Morea

The governance and nominating committee acts pursuant to a written charter adopted by the board of directors and reviewed annually by the committee.

The charter directs the committee to seek and nominate qualified and diverse candidates for election or appointment to the board, as well as naming the chairpersons of standing committees of the board for the following year.  The committee seeks board members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity.  The committee also oversees matters of corporate governance including reviews of the performance and processes of the board, the charters of the standing committees of the board, our principles of corporate governance, our code of business conduct and ethics, and succession plans for management and the board.  The committee is also responsible for performing additional tasks consistent with its charter.

The board believes that, as a whole, its board members must have an appropriately diverse range of skills and expertise in order to provide sound and prudent guidance.  The committee seeks candidates possessing a strong record of achievement in key areas (i.e., experience in our company’s industry segment, financial, marketing and sales, or technological expertise, community involvement and/or historical knowledge of our company) that the committee believes will bring value to the board.  The committee also considers the composition and size of the existing board.  As part of its annual performance evaluation, the board assesses the skill areas currently represented on the board and discusses particular skills, if any, that the board believes would improve its overall quality and ability to carry out its responsibilities.

The committee also considers written recommendations for nominees from shareholders and applies the same standards in evaluating shareholder recommendations that it applies in evaluating recommendations from other sources.  Shareholders may contact our Corporate Secretary in writing when proposing a nominee.  Pursuant to our by-laws and the governance and nominating committee charter, such recommendations by shareholders for the 2014 annual meeting of shareholders must meet the requirements outlined in the governance and nominating committee charter and must be received at our principal executive offices no later than the close of business on December 31, 2013.

The governance and nominating committee held nine meetings during 2013.

Compensation Committee

The current members of the compensation committee are:

Brian J. Kelley, Chairman

Jeffrey D. Alario

Edward J. Morea

The compensation committee is responsible for overseeing compensation programs for our executive officers and directors that are consistent with the intent and purpose of our fundamental compensation philosophy and objectives.  In addition, the compensation committee is responsible for reviewing and discussing with management the Compensation Discussion and Analysis and preparing the committee’s report that Securities and Exchange Commission rules require be included in our annual proxy statement, and performing such other tasks that are consistent with the compensation committee charter.

The compensation committee may seek the advice of third party consultants and advisors, but it does not delegate its responsibilities to such persons.

The compensation committee acts pursuant to a written charter adopted by the board of directors and reviewed annually by the committee.

The compensation committee held eight meetings during 2013.  The compensation committee’s report relating to the year ended December 31, 2013 appears under the subheading “Report of the Compensation Committee to Shareholders.”

For more information on executive and director compensation, and the role of the compensation committee, see “Compensation Discussion and Analysis” under the heading “Executive Compensation.”

Shareholder Communications

Shareholders wishing to contact our board of directors may write to our Corporate Secretary, at jbrown@alteva.com or by regular standard mail to 401 Market Street, Philadelphia, PA.  The Chairman of the Board will review all correspondence received and report all such contacts to the board of directors at the first regular meeting following the contact, unless more urgent action seems advisable.

Shareholders may contact us in the same manner to request copies, without charge, of any of our governance documents.

Executive Officers

Our executive officers are appointed by our board of directors and serve at the discretion of our board.  The following sets forth information as to our Executive Officers as of April 30, 2014:

Name and present position, if any, with us	Biographical information, including, age, position with us, business experience during the last five years and family relationships, if any

Brian Callahan; Executive Vice President, Chief Financial Officer and Treasurer

Brian H. Callahan, age 43, is our Executive Vice President, Chief Financial Officer and Treasurer.  Prior to joining us in August 2012 and from April 1998, he served in positions of increasing responsibilities, most recently as Senior Vice President of Finance and Treasury, at Expert Global Solutions, Inc., a leading global provider of business process outsourcing services.  Before joining Expert Global Solutions, Inc., Mr. Callahan was employed by PricewaterhouseCoopers LLP for four years.  Mr. Callahan holds a B.S. in Accounting from Drexel University.

William K. Birnie; Executive Vice President and Chief Marketing Office

William K. Birnie, age 50, is our Executive Vice President, Chief Marketing Officer.  Mr. Birnie was appointed Chief Marketing Officer in May 2012. Mr. Birnie is responsible for all Sales, Marketing, Product Management and Business Development activities for Alteva.  Mr. Birnie has extensive experience in the Telecommunications (Wireless & Wired) and Broadband industries in both the Consumer and B2B market segments. Prior to joining Alteva, Mr. Birnie held executive positions with Panasonic from 2007 to 2012 and Motorola from 1999 to 2007.  He also held management positions with Comcast and Lucent Technologies. Mr. Birnie is a graduate of Rutgers University, is active in many Communications Industry associations such as the US Cloud Commission for State & Local Government and holds a patent in wireless communications for enhanced roaming notification.

Mardoqueo Marquez, Jr.; Executive Vice President and Chief Technology Officer

Mark Marquez, age 39, has served as our Executive Vice President, Chief Technology Officer since 2011.  Mr. Marquez joined us in August 2011 in connection with our acquisition of substantially all of the assets of Alteva, LLC, a cloud-based UC solutions provider and enterprise hosted VoIP provider.  Mr. Marquez joined Alteva, LLC in 2003, as Senior Systems Architect and he most recently the CTO. Mr. Marquez has over fifteen years of senior project management and enterprise level architecture design in telecommunications and network infrastructure services. Since 1996, he has designed, managed, and implemented complex network and telecommunications infrastructures for small, medium, and enterprise companies including Exelon (PECO Energy), General Motors Acceptance Corporation (GMAC)/Berkadia Commercial Mortgage, DIAL Corp., BBraun Pharmaceuticals and MAXIMUS Corporation.

Jennifer M. Brown ; Executive Vice President, Chief Administrative Officer and Corporate Secretary

Jennifer M. Brown, age 48, has served as our Executive Vice President, Chief Administrative Officer and Corporate Secretary since May 2012.  Prior to joining us in 2012 and from 1996 to 2011, Ms. Brown served as Senior Vice President - Administration and Human Resources at Access Group, Inc., which was the originator and servicer of federal and private graduate education loans based in Wilmington, Delaware.  Ms. Brown has more than 20 years of experience, she served as Vice President - Human Resources at Graduate Heath Systems - Parkview Hospital, in Philadelphia, Pennsylvania from 1989 to 1996. Ms. Brown holds a B.A. in English/Communications from Loyola University.

Office of the CEO

On March 31, 2014, the Company announced the implementation of senior management changes and the organizational restructuring of its business.  As part of these changes, the Company terminated the employment of David Cuthbert (its former President and Chief Executive Officer) and John H.Conn III (its former Chief Operating Officer).  In addition, the board of directors instituted a continuity of leadership through the establishment of an Office of the CEO.  Messrs. Callahan, Birnie and Marquez were appointed to this office.  The Office of the CEO reports directly to the board of directors.  The board of directors has begun the search process to replace Messrs. Cuthbert and Conn and expects to have it completed in the second quarter of 2014.  Until such time as the successors to Mr. Cuthbert is found and duly employed by the Company, it is expected that the Office of the CEO will act as the Company’s Principal Executive Officer.  Each of Messrs. Callahan, Birnie and Marquez do not currently receive any additional compensation for serving in the Office of the CEO.

Named Executive Officers

In addition to the executive officers named above, for 2013, the following table lists certain former executive officers of the Company who also qualified as named executive officers of the Company under the rules of the Securities and Exchange Commission.  Detailed information about each of these former officers is included in the “Compensation Discussion and Analysis” section beginning on page 18 of this proxy statement.

Name	Title	Last Day of Service
David J. Cuthbert	Former Chief Executive Officer	March 31, 2014
Duane W. Albro	Former Chief Executive Officer	March 5, 2013
John H. Conn III	Executive Vice President and Chief Operating Officer	March 31, 2014

The focus of the discussion in the Compensation Discussion and Analysis is on the year ended December 31, 2013; however, when relevant, we also discuss actions regarding compensation for our former executive officers that were taken after the conclusion of 2013.

Proposal Three

Approval and Adoption of the
Alteva, Inc. 2014 Omnibus Equity Compensation Plan

On April 24, 2014, upon recommendation of the compensation committee, the board of directors adopted, subject to approval by our shareholders at the 2014 annual meeting, the Alteva, Inc. 2014 Omnibus Equity Compensation Plan (the “2014 Plan” or the “Plan”).  The board of directors has directed that the proposal to approve the Plan be submitted to our shareholders for their approval at the 2014 annual meeting.  Shareholder approval is being sought (i) in order to meet applicable NYSE MKT listing requirements, (ii) so that compensation attributable to awards under the Plan may qualify for an exemption from the deduction limit under section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”) (see discussion of “Federal Income Tax Consequences of the Plan” below), and (iii) in order for incentive stock options to meet the requirements of the Code.

We currently maintain the Warwick Valley Telephone Company 2008 Long-Term Incentive Plan (the “2008 Plan”).  The total number of shares remaining available for issuance under the 2008 Plan as of April 15, 2014 is 130,222 shares.  This does not include the conditional nonqualified stock option awards as discussed below under the New Plan Benefit section.  The board of directors believes it is advisable to adopt a new comprehensive incentive compensation plan which will serve as the successor incentive compensation plan to the 2008 Plan and provide the Company with an omnibus plan to design and structure awards of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards for selected individuals in our employ or service.  The board of directors believes that the availability of (i) 350,000 new shares of our common stock, plus (ii) the number of shares of our common stock subject to outstanding awards under the 2008 Plan as of the date of the annual meeting, plus (iii) the number of shares of our common stock remaining available for issuance under the 2008 Plan but not subject to previously exercised, vested or paid awards as of the date of the annual meeting, for issuance under the 2014 Plan will ensure that we continue to have a sufficient number of shares available to achieve our compensation strategy.  The board of directors has determined that the number of shares of common stock currently available for issuance or transfer under the 2008 Plan is not sufficient in view of our compensation structure and strategy.

When analyzing the number of new shares available that should be available under the 2014 Plan, the board of directors considered a number of factors including, without limitation, the number of shares available under the 2008 Plan, the full dilution level for Alteva’s investors based on the total shares available for grant under the 2014 Plan and 2008 Plan and Alteva’s projected three year burn rate for future awards. The board of directors believes that our interests and the interests of our shareholders will be advanced if we can continue to offer our employees, notably at the senior management level, the opportunity to acquire or increase their proprietary interests in us.  In addition, the 2014 Plan will permit awards to be structured to meet the “qualified performance-based compensation” exception under section 162(m) of the Code.

If the 2014 Plan is approved by our shareholders, then the 2008 Plan will be merged with and into the 2014 Plan, no further awards will be made under the 2008 Plan, and shares with respect to all awards outstanding under the 2008 Plan will be issued or transferred under the 2014 Plan.

As of April 15, 2014, there are (i) 657,178 shares of our common stock subject to outstanding awards under the 2008 Plan and (ii) 130,222 shares of our common stock remaining available for issuance under the 2008 Plan but not subject to previously exercised, vested or paid awards.  For purposes of determining the number of shares that will be available for issuance under the 2014 Plan, if approved by our shareholders, the numbers in (i) and (ii) will be adjusted for awards, exercises and forfeitures under the 2008 Plan, as applicable, between April 15, 2014 and the date of the annual meeting.

If approved by our shareholders, the 2014 Plan will become effective on June 18, 2014.

The material terms of the 2014 Plan are summarized below.  A copy of the full text of the 2014 Plan is attached to this Proxy Statement as Annex A.  This summary of the 2014 Plan is not intended to be a complete description of the 2014 Plan and is qualified in its entirety by the actual text of the 2014 Plan to which reference is made.

Material Features of the Plan

General.  The Plan provides that awards may be made in any of the following forms:

•             Incentive stock options

•             Nonqualified stock options

•             Stock units

•             Stock awards

•             Stock appreciation rights (“SARs”)

•             Dividend equivalents

•             Other stock-based awards

The Plan authorizes a number of shares of our common stock for issuance equal to the sum of the following:  (i) 350,000 new shares, plus (ii) the number of shares of our common stock subject to outstanding awards under the 2008 Plan as of the date of the annual meeting plus (iii) the number of shares of our common stock remaining available for issuance under the 2008 Plan but not subject to previously exercised, vested or paid awards as of the date of the annual meeting, in each case, subject to adjustment in certain circumstances as described below.

The Plan provides that the maximum aggregate number of shares of our common stock with respect to which awards may be made to any individual during any calendar year is 500,000 shares, subject to adjustment in certain circumstances as described below.  If dividend equivalents are granted, a grantee may not accrue more than $1,000,000 of such dividend equivalents during any calendar year.

If and to the extent options (including options granted under the 2008 Plan) and SARs granted under the Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock awards, stock units, or other stock-based awards (including stock awards or stock units granted under the 2008 Plan), are forfeited, terminated, or otherwise not paid in full, the shares subject to such awards will become available again for purposes of the Plan.  Shares surrendered in payment of the exercise price of an option and shares withheld or surrendered for payment of taxes will be available again for issuance or transfer under the Plan.  If any awards are paid in cash, and not in shares of our common stock, any shares of our common stock subject to such awards will also be available for future awards under the Plan.  Upon the net exercise of an option or the exercise of a SAR, then both for purposes of calculating the number of shares of common stock remaining available for issuance under the Plan and the number of shares of common stock remaining available for exercise under the option or SAR, the number of such shares will be reduced by the net number of shares for which the option or SAR is exercised, and without regard to any cash settlement of a SAR.

Administration.  The Plan will be administered and interpreted by the compensation committee.  Ministerial functions may be performed by an administrative committee of our employees appointed by the compensation committee.

The compensation committee has the authority to (i) determine the individuals to whom awards will be made under the Plan, (ii) determine the type, size, terms and conditions of the awards, (iii) determine when awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued grant, subject to the limitations described below and (v) deal with any other matters arising under the Plan.  The compensation committee presently consists of Brian J. Kelley (Chairman), Jeffrey D. Alario and Edward J. Morea, each of whom is a non-employee member of our board of directors.

Eligibility for Participation.  All of our employees, non-employee directors, consultants and advisors who perform services for us and our subsidiaries are eligible to receive awards under the Plan.  As of April 15, 2014, approximately 130 persons are eligible as employees and non-employee directors to receive awards under the Plan.  The compensation committee is authorized to select the persons to receive awards from among those eligible and will determine the number of shares of our common stock that are subject to each grant.

Vesting. The compensation committee determines the vesting of awards granted under the Plan.

Types of Awards.

Stock Options

The compensation committee may grant options intended to qualify as incentive stock options within the meaning of section 422 of the Code (“ISOs”) or “nonqualified stock options” that are not intended to so qualify (“NQSOs”) or any combination of ISOs and NQSOs.  Anyone eligible to participate in the Plan may receive a grant of NQSOs.  Only our employees and employees of our subsidiaries may receive a grant of ISOs.

The compensation committee will fix the exercise price per share of options on the date of grant.  The exercise price of options granted under the Plan will not be less than the fair market value of our common stock on the date of grant.  However, if the grantee of an ISO is a person who holds more than 10% of the total combined voting power of all classes of our outstanding stock, the exercise price per share of an ISO granted to such person must be at least 110% of the fair market value of our common stock on the date of grant.

The compensation committee will determine the term of each option which will not exceed 10 years from the date of grant.  Notwithstanding the foregoing, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of our outstanding stock, the term of the ISO may not exceed five years from the date of grant.  To the extent that the aggregate fair market value of shares of our common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs.  The maximum aggregate number of shares of our common stock with respect to which ISOs may be granted under the Plan is 500,000, subject to adjustment in accordance with the terms of the Plan.

The compensation committee will determine the terms and conditions of options, including when they become exercisable.  The compensation committee may accelerate the exercisability of any options.  Except as provided in the grant instrument or as otherwise determined by the compensation committee, an option may only be exercised while a grantee is employed by or providing service to us or our subsidiaries or during an applicable period after termination of employment or service.

A grantee may exercise an option by delivering notice of exercise to us.  The grantee will pay the exercise price and any withholding taxes for the option: (i) in cash, (ii) in certain circumstances as permitted by the compensation committee, by the surrender of shares of our common stock with an aggregate fair market value on the date the option is exercised equal to the exercise price, (iii) by payment through a broker in accordance with the procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the compensation committee, by surrender of the vested portion of the option to us for an appreciation distribution payable in shares of our common stock with a fair market value at the time of the option surrender equal to the dollar amount by which the then fair market value of the shares of our common stock subject to the surrendered portion exceeds the aggregate exercise price, or (v) by another method approved by the compensation committee.

Stock Awards

The compensation committee may grant stock awards to anyone eligible to participate in the Plan.  The compensation committee will determine whether they will lapse over a period of time or according to such other criteria, including the achievement of specific performance goals, as the compensation committee determines.

The compensation committee will determine the number of shares of our common stock subject to the grant of stock awards and the other terms and conditions of the grant including whether the grantee will have the right to vote shares of our common stock and to receive dividends paid on such shares during the restriction period.  Unless the compensation committee determines otherwise, all unvested stock awards are forfeited if the grantee’s employment or service is terminated for any reason.

Stock Units

The compensation committee may grant stock units to anyone eligible to participate in the Plan.  Each stock unit provides the grantee with the right to receive a share of our common stock or an amount based on the value of a share of our common stock at a future date.  The compensation committee will determine the number of stock units that will be granted, whether stock units will become payable based on achievement of performance goals or other conditions, and the other terms and conditions applicable to stock units.

Stock units may be paid at the end of a specified period or deferred to a date authorized by the compensation committee.  If a stock unit becomes payable, it will be paid to the grantee in cash, in shares of our common stock, or in a combination of cash and shares of our common stock, as determined by the compensation committee.  All unvested stock units are forfeited if the grantee’s employment or service is terminated for any reason, unless the compensation committee determines otherwise.

The compensation committee may grant dividend equivalents in connection with awards of stock units made under the plan.  Dividend equivalents entitle the grantee to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding.  The compensation committee will determine whether dividend equivalents will be paid currently or credited to a bookkeeping account as a dollar amount or in the form of stock units.  Dividend equivalents may be paid in cash, in shares of our common stock or in a combination of the two.  The terms and conditions of dividend equivalents will be determined by the compensation committee.

SARs

The compensation committee may grant SARs to anyone eligible to participate in the Plan.  SARs may be granted in connection with, or independently of, any option granted under the Plan.  Upon exercise of an SAR, the grantee will be paid an amount equal to the excess of the fair market value of our common stock on the date of exercise over the base amount for the SAR.  Such payment to the grantee will be in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the compensation committee.  The compensation committee will determine the term of each SAR, which will not exceed 10 years from the date of grant.

The base amount of each SAR will be determined by the compensation committee and will be equal to the per-share exercise price of the related option or, if there is no related option, an amount that is equal to or greater than the fair market value of our common stock on the date the SAR is granted.  The compensation committee will determine the terms and conditions of SARs, including when they become exercisable.  The compensation committee may accelerate the exercisability of any SARs.

Other Stock-Based Awards

The compensation committee may grant other stock-based awards, which are awards other than options, SARs, stock units, and stock awards.  The compensation committee may grant other stock-based awards to anyone eligible to participate in the Plan.  These awards will be based on or measured by shares of our common stock, and will be payable in cash, in shares of our common stock, or in a combination of cash and shares of our common stock.  The terms and conditions for other stock-based awards will be determined by the compensation committee.

Qualified Performance-Based Compensation.  The Plan permits the compensation committee to impose objective performance goals that must be met with respect to awards of stock units, stock awards, other stock-based awards or dividend equivalents granted to employees under the Plan, in order for the awards to be considered qualified performance-based compensation for purposes of section 162(m) of the Code (see “Federal Income Tax Consequences of the Plan” below).  Prior to, or soon after the beginning of, the performance period, the compensation committee will establish in writing the performance goals that must be met, the applicable performance period, the amounts to be paid if the performance goals are met, and any other conditions. The performance goals, to the extent designed to meet the requirements of section 162(m) of the Code, may be based on one or more of the following measures: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares of Company Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and/or amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures.  Such performance goals may also be particular to an employee or the division, department, branch, line of business, subsidiary or other unit in which the employee works, or may be based on attaining a specified absolute level of the performance goal, or a percentage increase or decrease in the performance goal compared to a pre-established target, previous years’ results, or a designated market index or comparison group, all as determined by the compensation committee.

Deferrals.  The compensation committee may permit or require grantees to defer receipt of the payment of cash or the delivery of shares of our common stock that would otherwise be due to the grantee in connection with any stock units or other stock-based awards under the Plan.  The compensation committee will establish the rules and procedures applicable to any such deferrals and may provide for interest or other earnings to be paid on such deferrals.

Adjustment Provisions.  In connection with stock splits, stock dividends, recapitalizations and certain other events affecting our common stock, the compensation committee will make adjustments as it deems appropriate in the maximum number of shares of our common stock reserved for issuance as awards, the maximum number of shares of our common stock that any individual participating in the Plan may be granted in any year, the number and kind of shares covered by outstanding awards, the kind of shares that may be issued or transferred under the Plan, and the price per share or market value of any outstanding awards.  Any fractional shares resulting from such adjustment will be eliminated.  In addition, in the event of a change of control, the provisions applicable to a change in control will apply.  Any adjustments to outstanding awards will be consistent with section 409A or 422 of the Code, to the extent applicable.

Change of Control.  Upon a change of control, the compensation committee may determine that effective upon the date of the change of control:

•                                           All outstanding options and SARs will automatically accelerate and become fully exercisable;

•                                           The restrictions and conditions on all outstanding stock awards will immediately lapse; and

•                                           All stock units, dividend equivalents and other stock-based awards will become fully vested and will be paid at their target value, or in such greater amounts as the compensation committee may determine.

Notwithstanding the foregoing, in the event of a change of control, the compensation committee may also take any of the following actions with respect to any or all outstanding awards under the Plan:

•                                           Require that grantees surrender their options and SARs in exchange for payment by us, in cash or shares of our common stock as determined by the compensation committee, in an amount equal to the amount by which the then fair market value of the shares subject to the grantees’ unexercised options and SARs exceeds the exercise price of the options or the base amount of the SARs, as applicable;

•                                           After giving grantees the opportunity to exercise their options and SARs, terminate any or all unexercised options and SARs at such time as the compensation committee deems appropriate; or

•                                           Determine that outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding awards that remain in effect after the change of control will be converted to similar awards of the surviving corporation (or a parent or subsidiary of the surviving corporation).

In general terms, a change of control under the Plan occurs:

•                                           if a person, entity or affiliated group (with certain exceptions) acquires more than 30% of our then outstanding voting securities;

•                                           if we merge into another entity, unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

•                                           if we sell or dispose of all or substantially all of our assets;

•                                           if we are liquidated or dissolved; or

•                                           if at least a majority of the board at any time does not consist of individuals who were elected, or nominated for election, by directors in office at the time of such election or nomination.

For any awards subject to the requirements of Section 409A (discussed below) that will become payable on a change of control, the transaction constituting a change of control must also constitute a change of control even for purposes of Section 409A.

Transferability of Awards.  Only the grantee may exercise rights under a grant during the grantee’s lifetime.  A grantee may not transfer those rights except by will or the laws of descent and distribution; provided, however, that a grantee may transfer a grant other than an ISO pursuant to a domestic relations order.  The compensation committee may also provide, in a grant agreement, that a grantee may transfer NQSOs to his or her family members, or one or more trusts or other entities for the benefit of or owned by such family members, consistent with applicable securities laws, according to such terms as the compensation committee may determine.

Participants Outside of the United States.  If any individual who receives a grant under the Plan is subject to taxation in a country other than the United States, the compensation committee may make the grant on such terms and conditions as the compensation committee deems appropriate to comply with the laws of the applicable country.

No Repricing of Options.  Except as set forth in the Plan, neither our board nor the compensation committee can amend the price of outstanding options or SARs under the Plan to reduce the exercise price or cancel such options or SARs in exchange for cash or other awards of options or SARs with an exercise price that is less than the exercise price of the original options or SARs, without prior shareholder approval.

Clawback Policy.  All awards made under the Plan are subject to any compensation, clawback or recoupment policy that may be applicable to employees of the Company, as such policy may be in effect from time to time, whether or not approved before or after the effective date of the Plan.

Amendment and Termination of the Plan.  Our board may amend or terminate the Plan at any time, subject to shareholder approval if such approval is required under any applicable laws or stock exchange requirements.

Shareholder Approval for Qualified Performance-Based Compensation.  If stock awards, stock units, other stock-based awards or dividend equivalents are granted as qualified performance-based compensation under section 162(m) of the Code, the Plan must be re-approved by our shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which our shareholders previously approved the Plan.

New Plan Benefits.  Awards under the 2014 Plan are discretionary, so it is currently not possible to predict the number of shares of our common stock that will be granted or who will receive awards under the 2014 Plan after the annual meeting. The following conditional nonqualified stock option grants on June 27, 2013, which are subject in all respects to shareholder approval of the 2014 Plan: 24,500 shares to Mr. Callahan and Ms. Brown; and 17,000 shares to Messrs. Marquez, Birnie and Conn.  The grant to Mr. Conn was forfeited in connection with his termination on March 31, 2014.

Federal Income Tax Consequences of the Plan

The federal income tax consequences of awards under the Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to awards under the Plan. This discussion is intended for the information of shareholders considering how to vote at the annual meeting and not as tax guidance to grantees, as the consequences may vary with the types of awards made, the identity of the grantees and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of our common stock or payment of cash under the Plan.  Future appreciation on shares of our common stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of our common stock are sold.  The tax rate applicable to capital gain will depend upon how long the grantee holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the grantee.

Exceptions to these general rules arise under the following circumstances:

(i)                                     If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under section 83(b) of the Code.

(ii)                                  If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of our common stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant.  However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount.  The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

(iii)                               A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under section 409A of the Code and the requirements of section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or certain other officers in excess of $1 million in any year.  Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it.  We intend that options and SARs granted under the Plan will be qualified performance-based compensation.  Stock units, stock awards, dividend equivalents, and other stock-based awards granted under the Plan may be structured to meet the qualified performance-based compensation exception under section 162(m) of the Code if the compensation committee determines to condition such awards on the achievement of specific performance goals in accordance with the requirements of section 162(m) of the Code.

We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to awards.  We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations.  The compensation committee may permit a grantee to satisfy our withholding obligation with respect to awards paid in shares of our common stock by having shares withheld, at the time the awards become taxable, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

Required Vote and Recommendation

The approval of the Plan requires the majority of the votes duly cast at the annual meeting of shareholders.

The board of directors recommends that you vote FOR the approval of the Alteva, Inc. 2014 Omnibus Equity Compensation Plan and, the persons named in the enclosed proxy, unless otherwise instructed therein, will vote such shares FOR this proposal.

Executive Compensation

Compensation Discussion and Analysis

The following is a discussion of our compensation policies and decisions during the year ended December 31, 2013 for our named executive officers.

Executive Summary

We seek to closely align the interests of our named executive officers with the interests of our shareholders.  Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.  Our named executive officers’ total compensation is comprised of a mix of base salary, annual cash incentive compensation, long-term equity incentive compensation, health, disability and life insurance, and 401(k) matching contributions.

Compensation Actions

As discussed later in this Compensation Discussion and Analysis under “Annual Cash Incentive Compensation,” the ability of our named executive officers to earn annual cash incentive compensation for 2013 was made subject, in part, to the achievement of performance targets established with regard to several financial measures - revenue, EBITDA and net income, as well as subjective factors.  In 2013, the performance targets of the Company were originally established at the beginning of 2013.  Subsequent to the change in CEO which occurred in March 2013, a revised set of performance targets were established in May 2013 for the remainder of the year.  Furthermore, whether any annual cash bonus or long-term equity incentive compensation (discussed later) is to be paid for a given year and the amount of that annual bonus or long-term equity incentive compensation is completely at the discretion of the board of directors.  We did not meet our 2013 revised financial performance measures approved in May 2013; the compensation committee recommended, and the board approved, that no annual performance related cash incentive awards or long-term equity incentive awards be paid to our named executive officers based on our 2013 financial performance.  Also, as discussed later in this Compensation Discussion and Analysis under “Long-Term Equity Incentive Compensation,” equity grants were made to our named executive officers in March 2013.  These awards were made under the 2008 Plan, under which a pool of 200,000 shares and 200,000 options to purchase common stock was designated by our board of directors for our named executive officers and members of management.  In addition, in connection with his transition to the Chief Executive Officer position and as set forth in his employment agreement, we granted Mr. Cuthbert restricted shares of our common stock and options to purchase common stock in March 2013.  See “Long-Term Equity Incentive Compensation.”

Say-on-Pay Vote

At the 2011 annual meeting of shareholders, a majority of our shareholders expressed a preference that the advisory “say-on-pay” vote take place on an annual basis, as recommended by our board of directors.  This preference was subsequently adopted by our board of directors and therefore we provide our shareholders with an annual say-on-pay vote.  Shareholders will be entitled to vote again on the frequency of the say-on-pay vote no later than at our 2017 annual meeting of shareholders.

At the 2013 annual meeting of shareholders, a majority of our shareholders approved the compensation of our named executive officers with 89% of the votes cast voting in favor of our executive compensation program, which was an increase from the prior year’s say-on-pay vote.  The compensation committee believes that this affirms our shareholders’ continued support of our approach to executive compensation.  Based on the continued substantial shareholder support of our executive compensation programs, the compensation committee elected not to make significant changes to our program in 2013.  The compensation committee remains open to any concerns expressed by our shareholders and will continue to consider the outcome of future say-on-pay votes when making compensation decisions for our named executive officers.

Philosophy and Objectives

We design our compensation programs to retain and reward our named executive officers for improving our short-term and long-term financial and operating performance and thus increase shareholder value.  We believe that the performance of our named executive officers in managing the company, considered in light of general economic and financial conditions and specific competitive conditions affecting us and our industry, should be the basis for determining their overall compensation.

Policies and Practices

Historical Compensation Practices

During most of our long operating history as an Independent Rural Telephone Company, we enjoyed relatively limited competition in our local markets and operating and financial stability, which was directly affected by governmental rate of return regulation.  In such an environment, we did not extensively rely upon performance-based incentive compensation to attract and retain our executive employees.  Rather, as a career prospect, we offered a stable work environment with higher (relative to other employers) benefit and retirement programs to offset our relatively lower base salaries.

In the past several years, however, our operating environment has fundamentally changed and we no longer enjoy either an operating environment relatively free of competition or relatively favorable regulatory treatment.  To operate successfully in this new environment, we need to identify, attract, motivate and retain key employees with technical expertise, skills and experience that are sought after by other employers.  We recognized that in order to become a sustainable, competitive service provider, both our compensation philosophy and programs needed fundamental revision and adjustment.

Current Compensation Practices

In order to compete in our new operating environment, we previously revised and adjusted our compensation philosophy to place a greater emphasis on incentive compensation.  Our current compensation for our named executive officers consists of a base salary, annual cash incentive compensation, long-term equity incentive compensation, typically delivered in the form of stock options and shares of restricted stock, and perquisites.  In determining the compensation for our named executive officers, the compensation committee considers a number of critical factors, including: (1) our operating and financial performance compared to approved budgeted targets; (2) a market comparison of what similarly situated executive officers earn; (3) internal pay equity; (4) general economic and financial conditions and specific competitive conditions affecting us and our industry; and (5) recommendations made by our Chief Executive Officer and board of directors.

Operating and Financial Performance

Prior to the beginning of a fiscal year, our audit committee, with the involvement and support of our named executive officers, completes and approves a budget which reflects the audit committee’s expectations of our operating and financial performance for the fiscal year.  This budget is used to determine the financial performance measures that are used to determine the amount of annual cash incentive compensation and long-term equity incentive compensation for each of our named executive officers.  The audit committee and the compensation committee work together to ensure budgets and the corresponding performance measures under our executive compensation programs are aligned to provide appropriate incentives for our named executive officers to meet and exceed operating and financial targets.

Internal Pay Equity

The compensation committee considers internal pay equity amongst members of management in its decision-making regarding the compensation of our named executive officers.  Due to the size of our company and management structure, members of the compensation committee are familiar with the compensation of each member of management and are able to discuss internal pay equity without relying on a formal report of internal pay equity.  The compensation committee considers internal pay equity in determining whether it is appropriate for the compensation committee to use its discretion to adjust the amount of any of our named executive officers’ compensation.

Outside Factors Affecting Our Performance

The compensation committee also evaluates and discusses general economic and financial conditions and specific competitive conditions affecting us and our industry.  The compensation committee recognizes that the impact of general economic conditions and competitive conditions within our industry are outside the control of our named executive officers.  The compensation committee considers these factors in determining whether it is appropriate to use its discretion to adjust the amount of our named executive officers’ compensation.

Chief Executive Officer’s Recommendations

The compensation committee is responsible for setting compensation levels for our Chief Executive Officer, and for reviewing and approving the compensation levels for our other named executive officers.  Under the oversight of the compensation committee, our Chief Executive Officer makes recommendations of the amount of each component of compensation for each of our other named executive officers, and, based on the performance measures and targets approved by the compensation committee, our Chief Executive Officer also makes recommendations of the performance measures and targets for the annual cash incentive compensation and long-term equity incentive compensation for each of our other named executive officers.

Compensation Decisions

The compensation committee undertakes a full review and discussion of our operating and financial performance compared to approved budgeted targets, internal pay equity analysis, general economic and financial conditions and the specific competitive conditions affecting us and our industry, and recommendations of our Chief Executive Officer and then, using its business judgment, the compensation committee recommends the annual base salary, annual cash incentive compensation and long-term equity incentive compensation for our named executive officers for final approval by the board of directors.  For our CEO and our named executive officers, whether any annual cash bonus or long-term equity incentive compensation is to be paid for a given year and the amount of that annual bonus or long-term equity incentive compensation is completely at the discretion of the board of directors.

The compensation committee attempts to balance the achievement of short-term financial and operating performance objectives, which determine, in part, the amount of the annual cash incentive compensation, with the achievement of long-term performance goals.  The compensation committee utilizes long-term equity incentive compensation to motivate our named executive officers to achieve long-term performance goals and to better align the long-term interests of our named executive officers with those of our shareholders.

Once the compensation committee and the board of directors determines the appropriate payout percentages of a named executive officer’s long-term equity incentive compensation , this percentage is applied to each individual named executive officers target incentive compensation component as set forth in his or her employment agreement.  Such target incentive compensation component is a mix of stock options and restricted shares.  As previously stated, and as also stated in each named executive officers employment agreement, for calculating any annual cash bonus or long-term equity incentive compensation, the board of directors retains the sole discretion to award such compensation, if any.

Under our employment agreements with our named executive officers, the board of directors retains ultimate discretion to determine the amount, if any, of the annual cash incentive compensation and long-term equity incentive compensation paid to the named executive officers, regardless of whether the financial or discretionary components are met.

Components of Executive Compensation

Our compensation package with our named executive officers includes a base salary, annual cash incentive compensation, long-term equity incentive compensation.  Each component is discussed below.

Base Salary

We pay each of our named executive officers a base salary pursuant to the terms of his or her employment agreement.  The compensation committee reviews and approves the base salary for each of our named executive officers based on several factors, including our desire to retain and motivate our named executive officers, whom we view as critical to achieving our short-term and long-term goals.  The compensation committee discussed our operating and financial performance, internal pay equity analysis and the compensation committee’s desire to motivate and retain our named executive officers and then, using its business judgment, the compensation committee approved the 2013 base salaries for our named executive officers.

The base salaries of our named executive officers on December 31, 2013 were as follows:

Base Salary
David J. Cuthbert	$375,000
Brian H. Callahan	205,000
Jennifer M. Brown	180,000
William K. Birnie	180,000
John H. Conn III	180,000
Mardoqueo Marquez, Jr.	180,000

See “Summary Compensation Table” on page 25.

Annual Cash Incentive Compensation

We pay annual cash incentive compensation, if any, to each of our named executive officers pursuant to the terms of his or her employment agreement and in accordance, in part, with performance targets that we establish in advance.  Annual cash incentive compensation is typically paid to the named executive officers in March of the year following the performance year.  We have designed our annual cash incentive compensation program to provide incentives for our named executive officers to achieve short-term performance goals, measured by the attainment of certain operating and financial performance measures.  As discussed below, no annual cash incentive compensation was paid for 2013 because the applicable performance targets were not achieved and, in part, the board of directors determined in its judgment that in light of the incentive stock awards awarded in March 2013 such further cash compensation would not be appropriate.

Our named executive officers’ target annual cash incentive compensation based on financial targets for 2013 was as follows:

2013 Target Bonus (% Base Salary)
David J. Cuthbert (1)	100%
Brian H. Callahan	50%
Jennifer M. Brown	50%
William K. Birnie	50%
John H. Conn III	50%
Mardoqueo Marquez, Jr.	30%

(1) Of the 100% annual cash incentive compensation Mr. Cuthbert was eligible to receive 50% based on financial performance targets and 50% based on board of director discretion.

For 2013, the performance targets of the Company were originally established at the beginning of 2013.  Subsequent to the change in CEO which occurred in March 2013, a revised set of performance targets were established and subsequently approved in May 2013 for the remainder of the year.  Further, whether any annual cash incentive compensation was to be paid for 2013 and the amount of that annual cash incentive compensation was completely at the discretion of the board of directors.  With respect to our CEO, during 2013, he was eligible to receive an annual cash incentive compensation award of one hundred percent (100%) of his base salary based on a target tied 50% to the Company’s budgeted performance, and the balance of 50% being discretionary with the board.  Further, the annual amount of such annual cash incentive compensation could not exceed 200% of his base salary.  We did not meet our 2013 revised financial performance measures approved in May 2013.  The compensation committee recommended, and the board approved, that no annual cash incentive compensation awards be paid to either our CEO or our named executive officers based on our 2013 financial performance.

2013 Other NEO Financial Target Weightings

Measure	Weight
Revenue	50%
EBITDA	30%
Net Income	20%

Total	100%

Annual Cash Incentive Award.  Based on the non-achievement of financial performance measures as discussed above, the compensation committee did not award any annual cash incentive awards to our named executive officers for 2013.  See “Summary Compensation Table” on page 25.

Long-Term Equity Incentive Compensation

From time to time, we award our named executive officers with long-term equity incentive compensation in the form of shares of restricted stock and stock options.  In general, our compensation committee recommends the target total equity award for our named executive officers under the compensation program framework.  The compensation committee recommends the allocation between stock options and restricted stock awards for our Chief Executive Officer and oversees our Chief Executive Officer’s determination of the allocation between stock options and restricted stock for our other named executive officers.  Based on the satisfaction of the same performance measures used to determine annual cash incentive compensation and the business judgment of the compensation committee, the compensation committee recommends the awards of long-term equity incentive compensation to our named executive officers.  In order to focus our named executive officers on our long-term performance, such restricted stock and stock option awards vest in annual one-third increments on the first, second, and third anniversaries of the grant date.

2013 Equity Awards.  Based largely on the non-achievement of performance targets as discussed above, we did not award any of our named executive officers long-term equity compensation based on the compensation committee’s and the board of directors’ review, in early 2014, of our operational and financial performance during 2013.  As discussed above, however, equity grants were made to our named executive officers in March 2013 in connection, in part, with the transition in our Chief Executive Officer position.  These awards were made under the 2008 Plan, pursuant to a pool of shares, of which there were 200,000 restricted shares and 200,000 stock options , which were designated by our board of directors for allocation to our employees including our named officers, but not including Mr. Cuthbert.  The following table reflects the awards so made to our named executive officers pursuant to this pool, not including Mr. Cuthbert.  In addition, in connection with his transition to the Chief Executive Officer position, in March 2013 our compensation committee recommended, and our board approved, the grant to Mr. Cuthbert of 150,000 restricted shares of our common stock and options to purchase 75,000 shares of common stock in March 2013, in conjunction with his employment agreement.  Each of these grants is reflected in the “Summary Compensation Table” on page 25.

	Actual Grant -March 2013
	Restricted Stock	Stock Options
Brian H. Callahan	32,500	20,500
Jennifer M. Brown	32,500	20,500
William K. Birnie	25,000	13,000
John H. Conn III	25,000	13,000
Mardoqueo Marquez, Jr.	25,000	13,000

In addition, as discussed above in Proposal Three, the following conditional nonqualified stock option grants on June 27, 2013, subject to shareholder approval of a new equity incentive plan as is being sought in Proposal Three:  24,500 shares to Mr. Callahan and Ms. Brown; and 17,000 shares to Messrs. Marquez, Birnie and Conn.  The grant to Mr. Conn was forfeited in connection with his termination on March 31, 2014.   As with the March 2013 grants, these grants were made in connection with the transition in our Chief Executive Officer position.  During 2013 there was inadequate availability under the 2008 Plan; as such it was determined in June to make these conditional awards.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers.  These guidelines serve to better align the economic interest of our executive officers and our shareholders.  Under our stock ownership guidelines, we expect our executive officers to achieve a specified ownership objective within five years of being named to an executive officer position.  The stock ownership objective for our Chief Executive Officer is that number of shares with a value equal to his annual base salary, and the stock ownership objective of our other executive officers is that number of shares with a value of at least half of his or her annual base salary.  The compensation committee has discretion to reduce the amount of a named executive officer’s annual cash incentive compensation awards if the named executive officer is not making evident progress towards achieving his or her objective.

Our named executive officers’ ownership targets, actual ownership and deadline for compliance with our stock ownership guidelines as of December 31, 2013, were as follows:

Name	Target(1)		Actual Ownership(2)	Deadline(3)
David Cuthbert	45,900	(4)	249,249	March 5, 2018
Brian H. Callahan	12,546	(5)	55,353	August 3, 2017
Jennifer M. Brown	11,016	(6)	45,500	May 29, 2017
William K. Birnie	11,016	(6)	38,000	March 5, 2018
John H. Conn III	11,016	(6)	47,040	March 5, 2018
Mardoqueo Marquez, Jr.	11,016	(6)	47,261	March 5, 2018

(1)                                 Target number of shares.

(2)                                 Actual number of shares owned.  Under our stock ownership guidelines for our named executive officers, “Actual Ownership” includes the shares of our common stock actually owned by the named executive officer and his or her immediate family members that share the same household, whether held individually or jointly.  Shares of unvested restricted stock and unexercised stock options are included in Actual Ownership.

(3)                                 The deadline is the five-year anniversary of being appointed to an executive position.  However, the compensation committee has the authority to modify a named executive officer’s objectives in case of hardship.

(4)                                 Annual base salary of $375,000 divided by the closing price of our common stock on December 31, 2013 of $8.17 per share, rounded up to the closest number of whole shares.

(5)                                 One-half of annual base salary of $205,000 divided by the closing price of or common stock on December 31, 2013 of $8.17 per share, rounded up to the closest number of whole shares.

(6)                                 One-half of annual base salary of $180,000 divided by the closing price of or common stock on December 31, 2013 of $8.17 per share, rounded up to the closest number of whole shares.

Change in Control Payments

We have agreed to make certain payments to our named executive officers upon an involuntary termination of employment not for cause, or a voluntary termination of employment for good reason, in each case, during the 24-month period following the occurrence of a change in control of our company. For more information regarding such change of control payments, see “Employment Agreements With Our Named Executive Officers” below.  We decided to include these “double-triggered” change in control payments in each of our named executive officers’ employment agreement because it serves as a further means to attract, motivate and retain our named executive officers.  The compensation committee recommended and the full board approved the size and triggers of such change in control payments based on the recommendations previously provided by our compensation consultant at the time.  We consider such change in control payments an appropriate method to motivate our named executive officers if we decide to pursue a sale of our company as an appropriate way of maximizing shareholder value.  We do not provide for a gross-up on any taxes imposed on the excess parachute payments to be received by a named executive officer in connection with a change in control.

Certain Tax Implications

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a public company for compensation in excess of $1.0 million paid to its chief executive officer and the three other most highly compensated named executive officers as of the end of any fiscal year, excluding the chief financial officer.  While the tax impact of any compensation arrangement is one factor that is considered by the compensation committee when evaluating and setting compensation, such tax impact is also evaluated by the compensation committee in light of our overall compensation philosophy and objectives.  The compensation committee believes that circumstances exist where providing compensation that is not fully deductible for tax purposes may be necessary to achieve its compensation philosophy and objectives and may be in the best interests of our company and our shareholders.  Accordingly, the compensation committee may grant awards and enter into arrangements under which the related compensation is not fully deductible under Section 162(m) if and when the compensation committee determines such arrangements are in the best interests of our shareholders.  We do not represent that the compensation of our named executive officers will be fully deductible for federal income tax purposes.

Report of the Compensation Committee to Shareholders

The following report of the compensation committee of the board of directors is required by the rules of the Securities and Exchange Commission to be included in this proxy statement.  It is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

We have reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement in accordance with Item 402(b) of Regulation S-K, as promulgated by the Securities and Exchange Commission.  Based on our review and discussion with management, we have recommended to the board of directors that the Compensation Discussion and Analysis be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2013 and in this proxy statement.

Compensation Committee:

Brian J. Kelley, Chairman

Jeffery D. Alario

Edward J. Morea

Risk Considerations in our Compensation Program

Our board maintains active oversight of the material risks that face our company through the process described in “The Board’s Role in Risk Oversight” under the heading “Corporate Governance.”  As part of that process, the compensation committee is charged with the management of risks arising from our compensation policies and practices.  The compensation committee conducted a review of our compensation programs to determine whether our compensation programs are designed to encourage behaviors that encourage excessive and unnecessary risk taking.  Based on that review, the compensation committee believes that our compensation policies and programs, including risk-mitigating policies, are designed to achieve their goals within an acceptable risk profile.

Specifically, our compensation programs rely on annual cash and long-term equity incentive compensation and are designed to encourage our named executive officers to remain focused on both our short- and long-term operational and financial goals.  The compensation committee has established compensation targets under the annual cash incentive compensation and long-term equity incentive compensation programs under which such awards are “at risk.”  The compensation committee also retains the discretion to reduce or eliminate the payment of annual cash or long-term equity incentive compensation.

Base salary and expense reimbursement for travel and for cell phones are the only elements of the compensation we provide to our named executive officers that are not at risk.

2013 Summary Compensation Table

The table below presents the compensation of our named executive officers for services rendered to us in all capacities during the years ended December 31, 2013, December 31, 2012 and December 31, 2011.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Compensation (cash)	All Other Compensation (3)	Total

David Cuthbert (4)	2013	$370,425	$200,000	$1,597,500	$53,860	$-	$92,365	$2,314,150
Former President, Chief Executive	2012	312,500	-	53,278	25,412	-	16,796	407,986
Officer	2011	115,100	4,264	-	-	42,639	9,583	171,586

Brian H. Callahan	2013	205,000	-	328,500	12,785	-	26,775	573,060
Executive Vice President, Chief Financial Officer and Treasurer	2012	82,789	-	-	-	-	2,306	85,095

Jennifer M. Brown (5)	2013	180,000	-	321,750	11,858	-	25,650	539,258
Executive Vice President, Chief Administrative Officer and Corporate Secretary	2012	107,300	-	-	-	-	8,255	115,555

William K. Birnie (5)	2013	180,000	-	247,500	7,520	-	21,600	456,620
Executive Vice President, Chief Marketing Officer

John H. Conn III (4) (5)	2013	180,000	-	247,500	7,520	-	22,481	457,501
Former Executive Vice President, Chief Operating Officer

Mardoqueo Marquez, Jr.(5)	2013	180,000	-	247,500	7,520	-	22,600	457,620
Executive Vice President, Chief Technical Officer

Duane W. Albro (6)	2013	72,116	-	-	-	-	529,012	601,128
Former President and Chief	2012	351,115	-	95,886	46,249	-	31,180	524,430
Executive Officer	2011	270,000	212,003	243,837	179,427	120,026	$65,669	$1,090,962

(1)                     The $200,000 of the amount reported for Mr. Cuthbert in 2013 represents the signing bonus paid to Mr. Cuthbert on March 5, 2013 under his new employment agreement.  We did not pay any cash bonuses for 2013.

(2)                     Restricted stock and stock option awards were made under our Amended and Restated Warwick Valley Telephone Company 2008 Long Term Incentive Plan, which we refer to as the 2008 Long-Term Incentive Plan.  These columns include the full grant date fair value of stock awards and stock option awards granted during each fiscal year based on the exercise of the compensation committee’s discretion.  While the compensation committee takes into account the achievement of certain operating and financial performance metrics for the prior year in determining the number of shares of restricted stock and stock option awards to grant to our named executive officers, such equity compensation awards are granted at the discretion of the compensation committee with final approval by the board of directors.  Because of the discretionary nature of these awards, there is no minimum or maximum equity compensation award. The amounts reported in these columns have been calculated in accordance with FASB ASC Topic 718, Compensation — Stock Compensation.  In accordance with rules of the Securities and Exchange Commission, any estimate for forfeitures is excluded from, and does not reduce, such amounts.  For additional information on the valuation assumptions with respect to stock and stock option awards, see Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission.

(3)                     The amounts shown in this column reflect amounts paid by us to each named executive officer as company contributions to the 401(k) Plan, severance pay and dividends on unvested restricted stock.

Name	Company Contributions to 401(k) Plan	Severance Pay	Dividends Paid on Unvested Restricted Stock	Total

David Cuthbert	$9,623	$-	82,742	$92,365
Brian H. Callahan	9,225	-	17,550	26,775
Jennifer M. Brown	8,100	-	17,550	25,650
William K. Birnie	8,100	-	13,500	21,600
John H. Conn III	8,100	-	14,381	22,481
Mardoqueo Marquez, Jr.	8,100	-	14,500	22,600
Duane W. Albro	5,647	523,365	-	529,012

(4)                     Messrs. Cuthbert and Conn terminated employment on March 31, 2014.

(5)                     Messrs. Birnie, Conn and Marquez became named executives on March 5, 2013 when Mr. Cuthbert became CEO. Ms. Brown became a named executive on May 29, 2012.

(6)                     Mr. Albro terminated employment March 4, 2013.  Pursuant to the terms of Mr. Albro’s severance agreement, he received: (a) severance payment of $375,000; (b) a payment of $95,000 representing his 2013 cash bonus; and (c) $53,365 for accrued unused vacation.

2013 Grants of Plan-Based Awards Table

The table below presents information regarding the grants of non-equity incentive plan awards, restricted stock awards and stock options to our named executive officers for the year ended December 31, 2013.

Name	Award Type	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1) Target($)	All Other Stock Awards (2) (#)	All Other Option Awards (2) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

David Cuthbert	Annual Cash Incentive		$375,000
	Restricted Stock	3/13/2013		150,000			$1,597,500
	Stock Option	3/13/2013			75,000	$10.65	53,860

Brian H. Callahan	Annual Cash Incentive		102,500
	Restricted Stock	3/11/2013		7,500			81,000
	Restricted Stock	3/22/2013		25,000			247,500
	Stock Option	3/11/2013			5,500	10.80	4,109
	Stock Option	3/22/2013			15,000	9.90	8,676

Jennifer M. Brown	Annual Cash Incentive		90,000
	Restricted Stock	3/22/2013		32,500			321,750
	Stock Option	3/22/2013			20,500	9.90	11,858

William K. Birnie	Annual Cash Incentive		90,000
	Restricted Stock	3/22/2013		25,000			247,500
	Stock Option	3/22/2013			13,000	9.90	7,520

John H. Conn III	Annual Cash Incentive		90,000
	Restricted Stock	3/22/2013		25,000			247,500
	Stock Option	3/22/2013			13,000	9.90	7,520

Mardoqueo Marquez, Jr.	Annual Cash Incentive		54,000
	Restricted Stock	3/22/2013		25,000			247,500
	Stock Option	3/22/2013			13,000	9.90	7,520

(1)                     The amounts shown in this column represent the potential annual cash incentive compensation payouts to the named executive officers under the provisions of their respective employment agreements.  As discussed above in our Compensation Discussion and Analysis under “Annual Cash Incentive Compensation,” no such amounts were ultimately paid. Our named executive officers were eligible for 2013 annual cash incentive compensation targeted at a percentage of their base pay 50% for Messrs. Cuthbert, Callahan, Conn, Birnie and Ms. Brown and 30% for Mr. Marquez for the attainment of 2013 financial performance described above in the Compensation Discussion and Analysis under the section “Executive Summary.”  Mr. Cuthbert was additionally eligible for an annual cash incentive award in 2014 targeted at 50% of his base pay for his individual performance, payable at the discretion of the Board. As required, this table shows the target amounts of annual cash incentive compensation for 2013.

(2)                     Long-Term Equity Incentive Compensation.  Also as discussed above in our Compensation Discussion and Analysis under “Long-Term Equity Incentive Compensation,” no equity grants were made to our named executive officers with respect to performance during 2013.  The amounts in this column reflect the equity grants made to our named executive officers in March 2013.

Employment Agreements with our Named Executive Officers

David J. Cuthbert (Employment Agreement - Effective-March 5, 2013)

David J. Cuthbert’s employment with the company terminated on March 31, 2014.  Effective March 5, 2013, we had entered into an employment agreement with Mr. Cuthbert, our President and Chief Executive Officer, replacing his former agreement that was in place from August 5, 2011.  The Employment Agreement had a three-year term (the “Initial Term”) and provided for automatic renewal for successive one-year periods unless Mr. Cuthbert or the Company provided written notice of nonrenewal to the other at least 60 days before the expiration of the then current term.

Upon execution of the Employment Agreement, Mr. Cuthbert became entitled to a signing bonus of $200,000, to be paid in four equal installments on a quarterly basis, with the first installment paid by March 30, 2013, the second installment to be paid by June 30, 2013, the third installment payment to be paid by September 30, 2013, and the final installment payment to be paid by December 31, 2013.

The Employment Agreement also provided for the grant of the following equity awards, which were granted to Mr. Cuthbert on March 13, 2013: (1) 150,000 restricted shares of the Company’s common stock (of which 50,000 shares were scheduled to vest on each of the first, second and third anniversaries of the date of grant so long as Mr. Cuthbert was employed by the Company on such vesting dates); and (2) a stock option to purchase 75,000 shares of the Company’s outstanding common stock (all 75,000 shares of which were fully vested on the date of the grant).   Both the restricted stock and stock option awards were made pursuant to the Company’s shareholder-approved equity incentive plan.

Under the Employment Agreement, Mr. Cuthbert was entitled to receive an annual base salary of $375,000, subject to annual increases at the discretion of the Compensation Committee of the Company’s Board of Directors (the “Base Salary”).  Mr. Cuthbert was also entitled to receive an annual bonus in accordance with the applicable bonus metric approved by the Company’s Board of Directors and based on a target tied 50% to the Company’s budgeted performance and the remaining 50% awarded at the discretion of the Board, but not to exceed 200% of the Base Salary.  Mr. Cuthbert was also eligible for participation in the Company’s long-term incentive and other equity incentive plans that are generally available to the Company’s other executives, as well as the Company’s 401(k) savings plan and any health and welfare plans made available to other similarly situated executives.

The Employment Agreement provided that if Mr. Cuthbert’s employment was  terminated by the Company without cause or Mr. Cuthbert resigned for good reason, the Company owed the following payments and benefits to Mr. Cuthbert: (1) his Base Salary for the greater of the unexpired portion of the Initial Term and twelve (12) months, payable over 12 months in accordance with the Company’s standard payroll practices; (2) any unpaid annual bonus earned in the prior employment year and his target annual bonus in the year the termination occurs, pro-rated to his date of termination; (3) continuation of Mr. Cuthbert’s health and welfare benefits for the greater of the unexpired portion of the Initial Term and 12 months; and (4) the accelerated vesting of any outstanding equity awards.  If the Employment Agreement was terminated by the Company without cause within 24 months following a change in control, the Company was required to make the following payments and benefits to Mr. Cuthbert: (1) his Base Salary for the greater of the unexpired portion of the Initial Term and 18 months, which is payable over 12 months in accordance with the Company’s standard payroll practices; (2) any unpaid annual bonus earned in the prior employment year and his target annual bonus in the year termination occurs, pro-rated to the date of termination; (3) continuation of Mr. Cuthbert’s health and welfare benefits for the greater of the unexpired portion of the Initial Term and 18 months; and (4) the accelerated vesting of any outstanding equity awards.  In the event of Mr. Cuthbert’s death or disability or termination for cause or without good reason, he was entitled to his accrued but unpaid base salary and up to twenty-five (25) unused vacation days.

Under the Employment Agreement, Mr. Cuthbert is prohibited from competing with the Company in specified areas and from soliciting the Company’s customers for twelve (12) months after the termination of the Employment Agreement.  Further, under the Employment Agreement, Mr. Cuthbert may not disclose any confidential information regarding the Company during the term of or after the termination of the Employment Agreement.

Brian H. Callahan (Employment Agreement)

We entered into an employment agreement with Mr. Callahan effective August 3, 2012.  The employment agreement with Mr. Callahan provides for an initial term of two years, with automatic renewal for successive one-year periods unless we or Mr. Callahan give written notice of non-renewal to the other at least 60 days before the expiration of the initial term or any subsequent renewal period.  On April 24, 2014, Mr. Callahan was notified by the Company that his current contract would not automatically renew on August 3, 2014.

Mr. Callahan received an annual base salary of $205,000, subject to annual increases as we may determine.  Mr. Callahan is eligible to receive annual cash incentive compensation and long-term equity incentive compensation in the form of equity-based awards (stock options and restricted stock) under our 2008 Long-Term Incentive Plan each year in accordance with an applicable plan approved by the compensation committee for such year.  Mr. Callahan’s annual cash incentive compensation for 2013 was targeted at 50% of his base salary and his long-term equity incentive compensation for 2013 was targeted at 15,000 stock options and 3,750 shares of restricted stock, provided certain financial performance criteria were met in 2012.  The elements of performance and the weighting associated with each financial metric will determine the applicable payout factor that will be used to calculate both annual cash incentive compensation and the long-term equity incentive compensation amounts.  The compensation committee, in its sole discretion, may determine measurement metrics for 2013 and each subsequent year, and may also, in its sole discretion, change or eliminate the applicable plan at any time and for any reason.  In order to be eligible to receive any annual cash incentive compensation or long-term equity incentive compensation, Mr. Callahan must be employed with us on the respective payment date.

Mr. Callahan is eligible to participate in and receive benefits under our 401(k) saving plan, health and welfare plans, including medical and dental insurance, life insurance, and short-term and long-term insurance.

Mr. Callahan’s employment may be terminated at any time for any reason by us or Mr. Callahan upon written notice.  Mr. Callahan will be entitled to compensation and benefits depending on the circumstances of the termination of his employment.  If Mr. Callahan’s employment is terminated without cause and not in connection with a change of control, Mr. Callahan will be entitled to a severance payment equal to 100% of his base salary in effect as of the date of his termination of employment.  He will also receive the target amount of his annual cash incentive compensation for the year in which the termination of employment occurs.  Both of these amounts will be paid in a lump sum payment.  Mr. Callahan will also be entitled to the continuation of health and welfare benefits for a period of one year following termination at the same cost he was charged for such benefits at the time of his termination.

In the event that Mr. Callahan is terminated without cause or he resigns for good reason, each in connection with a change in control (which is generally defined as a consummation of a reorganization, merger, statutory share exchange or similar corporate transaction or a sale of substantially all of our assets where, as a result, our then existing shareholders no longer own 50% of the surviving entity), he will be entitled to the same compensation and benefits listed in the above paragraph except that he will be entitled to receive a cash payment equal to 150% of his annual base salary and 150% of his target annual cash incentive compensation, if any.  Both of these amounts will be paid in a lump sum payment.  Mr. Callahan will also be entitled to the continuation of health and welfare benefits for a period of one year following termination at the same cost he was charged for such benefits at the time of his termination.  In addition, any unvested or restricted equity compensation such as stock options and restricted stock will immediately vest.

William K. Birnie (Employment Agreement)

We entered into an employment agreement with Mr. Birnie effective May 14, 2012.  The employment agreement with Mr. Birnie provides for an initial term of one year, with automatic renewal for successive one-year periods unless we or Mr. Birnie give written notice of non-renewal to the other at least 60 days before the expiration of the initial term or any subsequent renewal period. On March 1, 2014, Mr. Birnie was notified by the Company that his current contract would not automatically renew on May 14, 2014.

Mr. Birnie received an annual base salary of $180,000, subject to annual increases as we may determine.  Mr. Birnie is eligible to receive annual cash incentive compensation and long-term equity incentive compensation in the form of equity-based awards (stock options and restricted stock) under our 2008 Long-Term Incentive Plan each year in accordance with an applicable plan approved by the compensation committee for such year.  Mr. Birnie’s annual cash incentive compensation for 2013 was targeted at 50% of his base salary and his long-term equity incentive compensation for 2013 was targeted at 10,000 stock options and 2,500 shares of restricted stock, provided certain financial performance criteria were met in 2012.  The elements of performance and the weighting associated with each financial metric will determine the applicable payout factor that will be used to calculate both annual cash incentive compensation and the long-term equity incentive compensation amounts.  The compensation committee, in its sole discretion, may determine measurement metrics for 2013 and each subsequent year, and may also, in its sole discretion, change or eliminate the applicable plan at any time and for any reason.  In order to be eligible to receive any annual cash incentive compensation or long-term equity incentive compensation, Mr. Birnie must be employed with us on the respective payment date.

Mr. Birnie is eligible to participate in and receive benefits under our 401(k) saving plan, health and welfare plans, including medical and dental insurance, life insurance, and short-term and long-term insurance.

Mr. Birnie’s employment may be terminated at any time for any reason by us or Mr. Birnie upon written notice.  Mr. Birnie will be entitled to compensation and benefits depending on the circumstances of the termination of his employment.  If Mr. Birnie’s employment is terminated without cause and not in connection with a change of control, Mr. Birnie will be entitled to a severance payment equal to 100% of his base salary in effect as of the date of his termination of employment.  He will also receive the target amount of his annual cash incentive compensation for the year in which the termination of employment occurs.  Both of these amounts will be paid in a lump sum payment.  Mr. Birnie will also be entitled to the continuation of health and welfare benefits for a period of one year following termination at the same cost he was charged for such benefits at the time of his termination.

In the event that Mr. Birnie is terminated without cause or he resigns for good reason, each in connection with a change in control (which is generally defined as a consummation of a reorganization, merger, statutory share exchange or similar corporate transaction or a sale of substantially all of our assets where, as a result, our then existing shareholders no longer own 50% of the surviving entity), he will be entitled to the same compensation and benefits listed in the above paragraph except that he will be entitled to receive a cash payment equal to 150% of his annual base salary and 150% of his target annual cash incentive compensation, if any.  Both of these amounts will be paid in a lump sum payment.  Mr. Birnie will also be entitled to the continuation of health and welfare benefits for a period of one year following termination at the same cost he was charged for such benefits at the time of his termination.  In addition, any unvested or restricted equity compensation such as stock options and restricted stock will immediately vest.

Jennifer M. Brown (Employment Agreement)

We entered into an employment agreement with Ms. Brown effective May 29, 2012.  The employment agreement with Ms. Brown provides for an initial term of two years, with automatic renewal for successive one-year periods unless we or Ms. Brown give written notice of non-renewal to the other at least 60 days before the expiration of the initial term or any subsequent renewal period.  On March 1, 2014, Ms. Brown was notified by the Company that her current contract would not automatically renew on May 29, 2014.

Ms. Brown received an annual base salary of $180,000, subject to annual increases as we may determine.  Ms. Brown is eligible to receive annual cash incentive compensation and long-term equity incentive compensation in the form of equity-based awards (stock options and restricted stock) under our 2008 Long-Term Incentive Plan each year in accordance with an applicable plan approved by the compensation committee for such year.  Ms. Brown’s annual cash incentive compensation for 2013 was targeted at 50% of her base salary and her long-term equity incentive compensation for 2013 was targeted at 15,000 stock options and 3,750 shares of restricted stock, provided certain financial performance criteria were met in 2013.  The elements of performance and the weighting associated with each financial metric will determine the applicable payout factor that will be used to calculate both annual cash incentive compensation and the long-term equity incentive compensation amounts.  The compensation committee, in its sole discretion, may determine measurement metrics for 2013 and each subsequent year, and may also, in its sole discretion, change or eliminate the applicable plan at any time and for any reason.  In order to be eligible to receive any annual cash incentive compensation or long-term equity incentive compensation, Ms. Brown must be employed with us on the respective payment date.

Ms. Brown is eligible to participate in and receive benefits under our 401(k) saving plan, health and welfare plans, including medical and dental insurance, life insurance, and short-term and long-term insurance.

Ms. Brown’s employment may be terminated at any time for any reason by us or Ms. Brown upon written notice.  Ms. Brown will be entitled to compensation and benefits depending on the circumstances of the termination of her employment.  If Ms. Brown’s employment is terminated without cause and not in connection with a change of control, Ms. Brown will be entitled to a severance payment equal to 100% of her base salary in effect as of the date of her termination of employment.  She will also receive the target amount of her annual cash incentive compensation for the year in which the termination of employment occurs.  Both of these amounts will be paid in a lump sum payment.  Ms. Brown will also be entitled to the continuation of health and welfare benefits for a period of one year following termination at the same cost she was charged for such benefits at the time of her termination.

In the event that Ms. Brown is terminated without cause or she resigns for good reason, each in connection with a change in control (which is generally defined as a consummation of a reorganization, merger, statutory share exchange or similar corporate transaction or a sale of substantially all of our assets where, as a result, our then existing shareholders no longer own 50% of the surviving entity), she will be entitled to the same compensation and benefits listed in the above paragraph except that she will be entitled to receive a cash payment equal to 150% of her annual base salary and 150% of his target annual cash incentive compensation, if any.  Both of these amounts will be paid in a lump sum payment.  Ms. Brown will also be entitled to the continuation of health and welfare benefits for a period of one year following termination at the same cost she was charged for such benefits at the time of her termination.  In addition, any unvested or restricted equity compensation such as stock options and restricted stock will immediately vest.

John H. Conn III (Employment Agreement)

Mr. Conn is not under contract and his employment was terminated on March 31, 2014.

Mardoqueo Marquez, Jr.  (Employment Agreement)

We entered into an employment agreement with Mr. Marquez effective August 5, 2011.  The employment agreement with Mr. Marquez provides for an initial term of two years, with automatic renewal for successive one-year periods unless we or Mr. Marquez give written notice of non-renewal to the other at least 60 days before the expiration of the initial term or any subsequent renewal period. On April 24, 2014, Mr. Marquez was notified by the Company that his current contract would not automatically renew on August 5, 2014.

Mr. Marquez received an annual base salary of $180,000, subject to annual increases as we may determine.  Mr. Marquez is eligible to receive annual cash incentive compensation and long-term equity incentive compensation in the form of equity-based awards (stock options and restricted stock) under our 2008 Long-Term Incentive Plan each year in accordance with an applicable plan approved by the compensation committee for such year.  Mr. Marquez’s annual cash incentive compensation for 2013 was targeted at 30% of his base salary and his long-term equity incentive compensation for 2013 was targeted at 10,000 stock options and 2,500 shares of restricted stock, provided certain financial performance criteria were met in 2012.  The elements of performance and the weighting associated with each financial metric will determine the applicable payout factor that will be used to calculate both annual cash incentive compensation and the long-term equity incentive compensation amounts.  The compensation committee, in its sole discretion, may determine measurement metrics for 2013 and each subsequent year, and may also, in its sole discretion, change or eliminate the applicable plan at any time and for any reason.  In order to be eligible to receive any annual cash incentive compensation or long-term equity incentive compensation, Mr. Marquez must be employed with us on the respective payment date.

Mr. Marquez is eligible to participate in and receive benefits under our 401(k) saving plan, health and welfare plans, including medical and dental insurance, life insurance, and short-term and long-term insurance.

Mr. Marquez’s employment may be terminated at any time for any reason by us or Mr. Marquez upon written notice.  Mr. Marquez will be entitled to compensation and benefits depending on the circumstances of the termination of his employment.  If Mr. Marquez’s employment is terminated without cause and not in connection with a change of control, Mr. Marquez will be entitled to a severance payment equal to 100% of his base salary in effect as of the date of his termination of employment.  He will also receive the target amount of his annual cash incentive compensation for the year in which the termination of employment occurs.  Both of these amounts will be paid in a lump sum payment.  Mr. Marquez will also be entitled to the continuation of health and welfare benefits for a period of one year following termination at the same cost he was charged for such benefits at the time of his termination.

In the event that Mr. Marquez is terminated without cause or he resigns for good reason, each in connection with a change in control (which is generally defined as a consummation of a reorganization, merger, statutory share exchange or similar corporate transaction or a sale of substantially all of our assets where, as a result, our then existing shareholders no longer own 50% of the surviving entity), he will be entitled to the same compensation and benefits listed in the above paragraph except that he will be entitled to receive a cash payment equal to 150% of his annual base salary and 150% of his target annual cash incentive compensation, if any.  Both of these amounts will be paid in a lump sum payment.  Mr. Marquez will also be entitled to the continuation of health and welfare benefits for a period of one year following termination at the same cost he was charged for such benefits at the time of his termination.  In addition, any unvested or restricted equity compensation such as stock options and restricted stock will immediately vest.

Other Compensation

Our named executive officers are eligible to participate in our 401(k) defined contribution plan.  In any plan year, we make a matching contribution to each management participant up to 4.5% of the participant’s eligible compensation, up to a maximum matching contribution of $17,500 (for 2013).  Matching contributions are applicable to all plan eligible employees.  Each of our named executive officers participated in our 401(k) plan during the year ended December 31, 2013 and received matching contributions.

Outstanding Equity Awards at December 31, 2013

The table below presents information regarding the number and value of unexercised stock options and the number and value of restricted stock awards held by our named executive officers at December 31, 2013.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

David Cuthbert (3) Former President, Chief Executive Officer	6,175	12,348	$14.38	2/24/2022	2,470	$20,180
	75,000		10.65	3/13/2023	150,000	1,225,500

Brian H. Callahan
Executive Vice President, Chief Financial Officer and Treasurer	-	5,500	10.80	3/11/2023	7,500	61,275
		15,000	9.90	3/22/2023	25,000	204,250

Jennifer M. Brown
Executive Vice President, Chief Administrative Officer and Corporate Secretary	-	20,500	9.90	3/22/2023	32,500	265,525

William K. Birnie Executive Vice President, Chief Marketing Officer
	-	13,000	9.90	3/22/2023	25,000	204,250

John H. Conn III (3) Former Executive Vice President, Chief Operating Officer
	2,470	7,409	14.38	2/24/2022	1,852	15,131
		13,000	9.90	3/22/2023	25,000	204,250
Mardoqueo Marquez, Jr. Executive Vice President, Chief Operating Officer
	2,470	7,409	14.38	2/24/2022	1,852	15,131
		13,000	9.90	3/22/2023	25,000	204,250

(1)                     Assuming continuous service as an employee with us, these unvested shares of restricted stock will vest as follows:

Name	Shares	Vesting Date
Brian H. Callahan	2,500	3/11/2014
	2,500	3/11/2015
	2,500	3/11/2016
	8,333	3/22/2014
	8,333	3/22/2015
	8,334	3/22/2016
Jennifer M. Brown	10,833	3/22/2014
	10,833	3/22/2015
	10,834	3/22/2016
William K. Birnie	8,333	3/22/2014
	8,333	3/22/2015
	8,334	3/22/2016
Mardoqueo Marquez, Jr.	618	2/24/2014
	616	2/24/2015
	8,333	3/22/2014
	8,333	3/22/2015
	8,334	3/22/2016

(2)                     Amounts shown in this column are based on a closing price of $8.17 for our common stock on December 31, 2013.

(3)                     Messrs. Cuthbert’s and Conn’s employment was terminated on March 31, 2014.

2013 Option Exercises and Stock Vested

The table below presents information regarding the number and realized value of stock awards that vested during 2013 for each of our named executive officers.  None of the named executive officers exercised any stock options during 2013.

	Number of Shares Acquired on Vesting	Value Realized on Vesting

David Cuthbert	1,235	$13,918
Brian H. Callahan	-	-
Jennifer M. Brown	-	-
William K. Birnie	-	-
John H. Conn III	618	6,965
Mardoqueo Marquez, Jr.	618	6,965

Pension Benefits

We do not provide any defined benefit and actuarial pension plans for our named executive officers.  Accordingly, no tabular disclosure is being provided under this heading.

Nonqualified Deferred Compensation

We do not provide any nonqualified deferred compensation arrangements for our named executive officers.  Accordingly, no tabular disclosure is being provided under this heading.

Potential Payments Upon Termination or Change in Control

The compensation and benefits payable to our named executive officers in the event of termination of their employment, or in the event of a change in control of our company, are set forth in their employment agreements.  Mr. Conn had no employment agreement.

David J. Cuthbert - President and Chief Executive Officer

As described above under the subheading “Employment Agreements with our Named Executives Officers,” Mr. Cuthbert may have been entitled to compensation and benefits depending on the circumstances of the termination of his employment. Mr. Cuthbert’s employment agreement provided that if he was terminated by us without cause or he resigned for good reason and not in connection with a change of control, Mr. Cuthbert was entitled to:

•                  his base salary for the greater of the unexpired portion of the Initial Term or twelve (12) months;

•                  any unpaid annual bonus earned in the prior employment year and his target annual bonus in the year the termination occurs; pro-rated to his date of termination;

•                  the continuation of health and welfare benefits for the greater of the unexpired portion of the Initial Term and 12 months;

•                  the accelerated vesting of any outstanding equity awards; and

•                  any accrued and unused vacation time.

Mr. Cuthbert’s employment agreement provided that if he was involuntarily terminated by us, or voluntarily terminated his employment for good reason, in each case, within the 24-month period following a change in control (which was generally defined as a consummation of a reorganization, merger, statutory share exchange or similar corporate transaction or a sale of substantially all of our assets where, as a result, our then existing shareholders no longer owned 50% of the surviving entity), he was entitled to receive:

•                  his base salary for the greater of the unexpired portion of the Initial Term or eighteen (18) months;

•                  any unpaid annual bonus earned in the prior employment year and his target annual bonus in the year the termination occurs; pro-rated to his date of termination;

•                  the continuation of health and welfare benefits for the greater of the unexpired portion of the Initial Term and 18 months;

•                  the accelerated vesting of any outstanding equity awards; and

•                  any accrued and unused vacation time.

Mr. Cuthbert’s employment agreement provided that in the event of his death or disability or termination for cause or without good reason, he was entitled to his accrued but unpaid base salary and any unused vacation.

We believe that the severance benefits we offer promote several objectives.  The severance benefits we provide assist us in recruiting and retaining talented named executive officers.  Our executives may be recruited from other companies where they have job security, tenure, and career opportunities.  In accepting a position with us, an executive is often giving up his current job stability for the challenges and potential risks of a new position.  The severance benefits we provide mitigate the harm that the executive would suffer if he or she were terminated by us for reasons beyond his or her control.  These severance benefits also allow our executives to focus on our business without undue distraction regarding their job security.  Finally, severance benefits act as an additional incentive for the executives to comply with the post-termination covenants set forth in their employment agreement.

In addition, under his employment agreement, a named executive officer is only entitled to acceleration of the vesting of unvested stock options and restricted stock if the named executive officer is involuntarily terminated without cause following a change in control of our company (commonly referred to as a “double trigger”).  We believe that the “double triggered” enhanced severance benefits and the acceleration of unvested equity awards benefit maximizes shareholder value because it prevents an unintended windfall to our executives in the event of a friendly change in control, while still providing them appropriate incentives to cooperate in negotiating any change in control in which they believe they may lose their jobs.  We do not provide tax gross-up payments to our named executive officers in connection with any change in control or severance payment.

The amounts that Mr. Cuthbert would hypothetically have received under the same termination scenarios if they occurred on December 31, 2013 are as follows:

Payments	Termination Without Cause not in Connection with a Change in Control	Termination Without Cause or for Good Reason in Connection with a Change in Control	Death or Disability or Termination for Cause or Without Good Reason
Severance Pay	$812,500	$812,500	$-
Annual Cash Incentive Compensation	-	-	-
Benefits Continuation	14,904	14,904	14,904
Accelerated Vesting of Restricted Stock	1,225,500	1,225,500	-
Accelerated Vesting of Stock Options	100,883	100,883	-
Accrued Unused Vacation	28,846	28,846	28,846
Life Insurance Premiums	64	64	-
Total	$2,182,697	$2,182,697	$43,750

Brian H. Callahan - Executive Vice President, Chief Financial Officer and Treasurer

As described above under the subheading “Employment Agreements with our Named Executives Officers,” Mr. Callahan was entitled to compensation and benefits depending on the circumstances of the termination of his employment.  If Mr. Callahan’s employment was terminated by us without cause or. Mr. Callahan resigns for good reason and not in connection with a change of control, Mr. Callahan was entitled to:

•                  accrued but unpaid base salary and any unused vacation;

•                  the continuation of health and welfare benefits for a period of one year following termination at the same cost he was charged for such benefits at the time of his termination; and

•                  a lump-sum cash severance payment equal to 100% of his annual base salary in effect as of the date of his termination, plus the target amount of his annual cash incentive compensation, if any, for the year in which the termination occurs.

In the event that Mr. Callahan was involuntarily terminated by us, or voluntarily terminated his employment for good reason, in each case, within the 24-month period following a change in control (which is generally defined as a consummation of a reorganization, merger, statutory share exchange or similar corporate transaction or a sale of substantially all of our assets where, as a result, our then existing shareholders no longer own 50% of the surviving entity), he will be entitled to the same compensation and benefits listed above, except he was entitled to receive:

•                  a lump-sum cash payment equal to 150% of his annual base salary and 150% of his target annual cash incentive compensation, if any; and

•                  any unvested stock options and restricted stock would immediately vest.

In the event of Mr. Callahan’s death or disability, he was entitled to his accrued but unpaid base salary and any unused vacation.

The amounts that Mr. Callahan would receive under the same termination scenarios if they occurred on December 31, 2013 are as follows:

Payments	Termination Without Cause not in Connection with a Change in Control	Termination Without Cause or for Good Reason in Connection with a Change in Control	Death or Disability
Severance Pay	$205,000	$307,500	$-
Annual Cash Incentive Compensation	102,500	153,750	-
Benefits Continuation	14,904	14,904	14,904
Accelerated Vesting of Restricted Stock	-	-	-
Accelerated Vesting of Stock Options	-	167,485	-
Accrued Unused Vacation	15,770	15,770	15,770
Life Insurance Premiums	509	509	-
Total	$338,683	$925,443	$30,674

William K. Birnie – Executive Vice President and Chief Marketing Officer

The employment agreement with Mr. Birnie, discussed under the subheading “Employment Agreements with Our Named Executive Officers” above, contains termination provisions that are identical to the termination provisions described above for Mr. Callahan.  The amounts that Mr. Birnie would receive under the same termination scenarios if they occurred on December 31, 2013 are as follows:

Payments	Termination Without Cause not in Connection with a Change in Control	Termination Without Cause or for Good Reason in Connection with a Change in Control	Death or Disability
Severance Pay	$180,000	$270,000	$-
Annual Cash Incentive Compensation	90,000	135,000	-
Benefits Continuation	14,904	14,904	14,904
Accelerated Vesting of Restricted Stock	-	204,250	-
Accelerated Vesting of Stock Options	-	106,210	-
Accrued Unused Vacation	13,846	13,846	13,846
Life Insurance Premiums	459	459	-
Total	$299,209	$744,699	$28,750

Jennifer M Brown – Executive Vice President and Chief Administrative Officer and Corporate Secretary

The employment agreement with Ms. Brown, discussed under the subheading “Employment Agreements with Our Named Executive Officers” above, contains termination provisions that are identical to the termination provisions described above for Mr. Callahan.  The amounts that Ms. Brown would receive under the same termination scenarios if they occurred on December 31, 2013 are as follows:

Payments	Termination Without Cause not in Connection with a Change in Control	Termination Without Cause or for Good Reason in Connection with a Change in Control	Death or Disability
Severance Pay	$180,000	$270,000	$-
Annual Cash Incentive Compensation	90,000	135,000	-
Benefits Continuation	14,904	14,904	14,904
Accelerated Vesting of Restricted Stock	-	265,525	-
Accelerated Vesting of Stock Options	-	167,485	-
Accrued Unused Vacation	13,846	13,846	13,846
Life Insurance Premiums	459	459	-
Total	$299,209	$867,219	$28,750

Mardoqueo Marquez – Executive Vice President and Chief Technology Officer

The employment agreement with Mr. Marquez, discussed under the subheading “Employment Agreements with Our Named Executive Officers” above, contains termination provisions that are identical to the termination provisions described above for Mr. Callahan.  The amounts that Mr. Marquez would receive under the same termination scenarios if they occurred on December 31, 2013 are as follows:

Payments	Termination Without Cause not in Connection with a Change in Control	Termination Without Cause or for Good Reason in Connection with a Change in Control	Death or Disability
Severance Pay	$180,000	$270,000	$-
Annual Cash Incentive Compensation	54,000	81,000	-
Benefits Continuation	14,008	14,008	14,008
Accelerated Vesting of Restricted Stock	-	204,250	-
Accelerated Vesting of Stock Options	-	146,562	-
Accrued Unused Vacation	13,846	13,846	13,846
Life Insurance Premiums	64	64	-
Total	$261,918	$729,730	$28,750

Director Compensation

Overview of Compensation and Policies

The following table summarizes the components of our 2013 director compensation program, which we refer to as the 2013 Plan:

Fixed Cash Compensation
Board Annual Retainer (cash)	$40,000 ($10,000 per quarter)
Board Regular Meeting Fees (cash)	$12,500 (four quarterly meetings and one annual meeting at $2,500 each)
Variable Cash Compensation
Board Special Meeting Fees (cash)	Determined at the time of meeting
Committee Meeting Fees	$500 per meeting for payments over $6,000; meeting fees may be paid in restricted stock at the discretion of the Compensation Committee.
Equity Compensation
Restricted Stock Award	$40,000 (grant date (on or about January 7th) fair market value)

Directors may elect to receive a portion of the above restricted stock awards in cash for tax planning purposes.  All restricted stock awards to our non-employee directors vest in equal portions on the first, second and third anniversaries of the date of grant.

Directors are also reimbursed for travel expenses for board and committee meetings that they attend in person.  Directors may elect to receive the cash components in cash or if committees fees exceed $6,000, in restricted stock at the discretion of the Compensation Committee.

In addition, from time-to-time, the board of directors will ask a director to complete a special project for the board that requires a significant amount of the director’s time.  In these circumstances, the board compensates such director in recognition of the additional time the director devoted to the special project.

On October 31, 2013, Mr. DeValentino retired as a director.  Mr. DeValentino had served as one of our directors since 1998.  In recognition of his years of service to us, the compensation committee accelerated the vesting of his outstanding restricted stock, and paid him $13,500 in connection with his retirement.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our directors.  These guidelines help to better align the economic interest of our directors and our shareholders.  Under our stock ownership guidelines, our directors must achieve ownership of at least one and one half times their annual retainer within five years of first being appointed to the board.  The compensation committee has discretion to reduce the amount of a director’s annual retainer if the director is not making evident progress towards achieving his or her objective.

The directors’ ownership targets, actual ownership and deadline for compliance with our stock ownership guidelines as of December 31, 2013, were as follows:

Name	Target (1)	Actual Ownership (2)	Deadline (3)
Jeffrey D. Alario	7,343	11,449	December 31, 2013
Douglas B. Benedict	7,343	5,557	December 31, 2013
Kelly C. Bloss	7,343	10,611	December 31, 2013
Brian J. Kelley	7,343	0	November 1, 2018
Edward J. Morea	7,343	0	November 1, 2018

(1)                                 Target number of shares, which equals one and one half times the amount of the annual retainer ($60,000) divided by the closing price of or common stock on December 31, 2013 of $8.17 per share, rounded up to the closest number of whole shares.

(2)                                 Actual number of shares owned.  Under our stock ownership guidelines for our directors, “Actual Ownership” includes the shares of our common stock actually owned by the director and his or her immediate family members that share the same household, whether held individually or jointly.  Shares of unvested restricted stock are included in Actual Ownership.

(3)                                Deadline is the five-year anniversary of appointment to the board of directors, or the last day of the fifth year following the year in which the guidelines were adopted (2008), if later.

2013 Director Summary Compensation Table

The table below presents information regarding the compensation of our directors during the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation (3)	Total ($)

Jeffrey D. Alario	$102,403	$33,011	$5,628	$141,042
Douglas B. Benedict	106,902	27,906	2,687	137,495
Kelly C. Bloss	103,239	27,906	4,402	135,547
Robert J. DeValentino (4)	99,872	36,007	5,490	141,369
Brian H. Kelley	20,200	-	-	20,200
Edward J. Morea	17,400	-	-	17,400

(1)                     The amounts included in the Stock Awards column represent the aggregate grant date fair value of the awards made to our non-employee directors computed in accordance with FASB ASC Topic 718.  The value ultimately realized by the director upon the actual vesting of the award(s) may or may not be equal to the FASB ASC Topic 718 determined value.  For a discussion of valuation assumptions, see Note 16 — Stock Based Compensation to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

The following table shows the number of shares of restricted stock granted to each non-employee director during the fiscal year ended December 31, 2013 and the closing price of our common stock on the date of grant.

Name	Grant Date	Number of Shares of Restricted Stock	Closing Price On Grant Date	Grant Date Fair Market Value
Jeffrey D. Alario	01/08/2013	3,162	$10.44	$33,011

Douglas B. Benedict	01/08/2013	2,673	10.44	27,906

Kelly C. Bloss	01/08/2013	2,673	10.44	27,906

Robert J. DeValentino	01/08/2013	3,449	10.44	36,007

(2)                     The table below summarizes the aggregate number of unvested restricted stock awards held by each of our non-employee directors as of December 31, 2013.  None of our non-employee directors have any unexercised vested stock option awards.

Restricted Stock Awards
Jeffrey D. Alario	4,873
Douglas B. Benedict	4,491
Kelly C. Bloss	4,370

(3)                     The amounts shown in this column reflect amounts paid by us to each director as dividends on shares of unvested restricted stock.

(4)                     Mr. DeValentino retired as director October 31, 2013. This amount includes the value of accelerated vesting of all of Mr. DeValentino’s unvested restricted stock awards upon his retirement, which is equal to $56,793 based on the closing price ($8.66) of our common stock on November 22, 2013. In recognition of his years of service to us, we paid Mr. DeValentino $13,500 in connection with his retirement.

Proposal Five

Advisory Vote on Our Executive Compensation

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are providing our shareholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in the Compensation Discussion and Analysis, accompanying compensation tables and related narrative disclosure contained in this proxy statement.

Before you vote on the resolution below, we encourage you to carefully read the Compensation Discussion and Analysis section of this proxy statement for important details on our executive compensation programs, including our compensation philosophy and objectives, as well as the processes our compensation committee used to determine the structure and amounts of the compensation of our named executive officers in 2013.

We are asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  Accordingly, we are asking you to vote, on an advisory basis, “FOR” the following resolution at the annual meeting:

“RESOLVED, that the compensation paid to the Alteva named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this proxy statement, is hereby approved.”

Although this advisory vote is non-binding, our compensation committee and board of directors value the opinions expressed by shareholders, and will consider the results of this vote and evaluate whether any actions are necessary to address such results.

Board Recommendation

The board of directors unanimously recommends that shareholders vote in favor of the proposal to approve the compensation of our named executive officers as described in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and other narrative disclosures, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxy FOR such proposal.

Proposal Six

Ratification of the Selection of Our Independent Registered Public Accounting Firm

Selection of Independent Registered Public Accounting Firm for 2014

The audit committee has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014, effective as of April 24, 2014.  The selection is being presented to shareholders for ratification at the annual meeting.  The audit committee will consider the outcome of this vote when selecting our independent registered public accounting firm for subsequent years.

We have been advised by Ernst & Young LLP that a representative will be present at the annual meeting and will be available to respond to appropriate questions.  We intend to give such representative the opportunity to make a statement if he or she should so desire.

The board of directors recommends that shareholders vote in favor of the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal and, the persons named in the enclosed proxy, unless otherwise instructed therein, will vote such shares FOR this proposal.

Fees Paid to Auditors

The following table shows the fees for professional services provided by Ernst & Young LLP during the year ended December 31, 2013:

December 2013
Audit Fees	$422,712
Audit-Related Fees	1,995
Total	$424,707

The following table shows the fees for professional services provided by WithumSmith+Brown, PC during the years ended December 31, 2012:

December 2012
Audit Fees	$468,918
Audit-Related Fees	43,773
Tax Fees	61,049
Total	$573,740

Audit Fees

Audit fees paid to Ernst & Young LLC during the year ended December 31, 2013 were for professional services rendered in connection with the integrated audit of our consolidated financial statements and our internal control over financial reporting, and the review of financial statements included in our Quarterly Reports on Form 10-Q, and issuance of consents.

Audit fees paid to WithumSmith+Brown, PC during the years ended December 31, 2012  were for professional services rendered in connection with the integrated audit of our consolidated financial statements and our internal control over financial reporting, and the review of financial statements included in our Quarterly Reports on Form 10-Q, and issuance of consents.

Audit-Related Fees

Audit-related fees paid to Ernst & Young LLC during the year ended December 31, 2013 were for professional services rendered in connection with the audit of the Annual Report on Form 11-K for the Alteva 401(k) Plan.

Audit-related fees paid to WithumSmith+Brown, PC during the years ended December 31, 2012 were for professional services rendered in connection with the audit of the Annual Report on Form 11-K for the Alteva 401(k) Plan and also included the review of Securities and Exchange Commission filings relating to our acquisition of substantially all of the assets of Alteva, LLC.  Audit-related fees during the year ended December 31, 2012 also included professional services rendered in connection with our Registration Statement on Form S-8 for the Alteva, Inc 2014 Omnibus Equity Compensation Plan.

Tax Fees

Tax fees paid to WithumSmith+Brown, PC during the years ended December 31, 2012 were for professional services rendered in connection with the preparation of original and amended federal and state tax returns and assistance with tax audits.

Pre-approval Policy

The audit committee pre-approves all audit and permitted non-audit services performed for us by our independent registered public accounting firm.  The audit committee considers each service individually and in advance of its performance and does not currently have a pre-established set of criteria that could be applied to services without requiring separate consideration by the committee.  In determining whether to approve a particular permitted non-audit service, the audit committee considers all ways in which such service could compromise or appear to compromise the independence of our independent registered public accounting firm.

For the year ended December 31, 2013, Ernst & Young LLC provided no services to us other than those described above.  All such services provided by and fees paid to Ernst & Young LLC were pre-approved by the audit committee.

For the year ended December 31, 2012, WithumSmith+Brown, PC provided no services to us other than those described above.  All such services provided by and fees paid to WithumSmith+Brown, PC were pre-approved by the audit committee.

Independence Analysis by Audit Committee

The audit committee has considered whether the provision of services described above was compatible with maintaining the independence of Ernst & Young LLP and determined that the provision of such services was compatible with such firm’s independence.

Report of the Audit Committee to Shareholders

The following report of the audit committee of the board of directors is required by the rules of the Securities and Exchange Commission to be included in this proxy statement.  It is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The audit committee has:

•                              reviewed and discussed our audited financial statements for the year ended December 31, 2013 with our management and with Ernst & Young LLP, our independent registered public accounting firm;

•                              discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•                              received and discussed the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence; and has discussed with our independent registered public accounting firm its independence.

Based on these reviews and discussions with management and our independent registered public accounting firm, and the report of our independent registered public accounting firm, the audit committee recommended to the board of directors, and the board of directors approved, that the audited financial statements for the year ended December 31, 2013 be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

The audit committee selects our independent registered public accounting firm annually and has submitted such selection for ratification by shareholders at the annual meeting.

Audit Committee:

Jeffrey D. Alario, Chairman

Douglas B. Benedict

Brian J. Kelley

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee: (1) was an officer or employee of our company or any of our subsidiaries during the year ended December 31, 2013; (2) was formerly an officer of our company or any of our subsidiaries; or (3) had any relationship requiring disclosure in this proxy statement pursuant to Securities and Exchange Commission rules.

In addition, none of our executive officers served: (1) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee; (2) as a director of another entity, one of whose executive officers served on our compensation committee; or (3) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

Security Ownership of Certain Beneficial Owners

The table below presents certain information, as of April 23, 2014, regarding persons known to us to be the beneficial owner of more than 5% of our common stock, with percentages based on 6,088,347 common shares outstanding.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class

Juniper Investment Company, LLC 600 Madison Avenue, 16th Floor New York, New York 10022	345,976	5.69%

(1)                                 Based on a Schedule 13D filed with the Securities and Exchange Commission on September 30, 2013 by Juniper Public Fund, L.P. (“Fund”), Juniper HF Investors II, LLC (“HF Investors”), Juniper Investment Company, LLC (“Investment”),  Alexis P. Michas (“Michas”) and John A. Bartholdson (“Bartholdson” and, collectively with Fund, HF Investors, Investment and Michas, the “Reporting Persons”).  The address of the Reporting Persons in 600 Madison Avenue, 16th Floor, New York, New York  10022.  Fund reports sole voting and dispositive power with respect to 345,976 shares, and the other Reporting Persons report shared voting and dispositive power with respect to such shares.  The Reporting Persons indicate that Fund beneficially owns the shares and that the other Reporting Persons may be deemed to beneficially own the shares as a result of serving the following capacities:  HF Investors serves as the general partner of Fund; Investment serves as the investment advisor of Fund; and Messrs. Michas and Bartholdson serve as the managing members of HF Investors and Investment.  Each of HF Investors, Investment, Michas and Bartholdson disclaims beneficial ownership of the shares.

Security Ownership of Management

The table below presents certain information, as of April 23, 2014, regarding shares of our common stock held by: (1) each of our directors; (2) each of our named executive officers; and (3) all directors and executive officers as a group.

Name of Beneficial Owner	Title Class	Number of Shares Beneficially Owned (1) (2)		Percent of Class (1)

Jeffrey D. Alario	Common	15,043	(3)	*
Douglas B. Benedict	Common	8,900	(4)	*
Kelly C. Bloss	Common	14,924		*
David J. Cuthbert	Common	232,438	(5)	3.82%
Brian J. Kelley	Common	3,343		*
Edward J. Morea	Common	2,875		*
Robert J. DeValentino	Common	11,348		*
Jennifer M. Brown	Common	37,037	(6)	*
William K. Birnie	Common	27,689	(7)	*
Brian H. Callahan	Common	39,309	(8)	*
Mardoqueo Marquez, Jr.	Common	29,527	(9)	*
John H. Conn III	Common	6,172	(10)	*
Duane W. Albro	Common	79,836	(11)	1.32%

All Directors & Officers		508,441		8.36%

(1)                                 As reported by such persons as of April 23, 2014, with percentages based on 6,088,347 shares of common stock outstanding, except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which increases the number of shares beneficially owned by such person and the number of shares outstanding.  Under the rules of the Securities and Exchange Commission, “beneficial ownership” is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by the exercise of options.  Shares that may be acquired within 60 days are referred to in the footnotes to this table as “presently exercisable options.”  Unless otherwise indicated in the other footnotes to this table, each shareholder named in the table has sole voting and investment power with respect to all of the shares shown as owned by the shareholder.  We have omitted percentages of less than 1% from the table as noted by an asterisk.

(2)                                 The amount shown for each director and named executive officer includes shares of restricted stock.

(3)                                 The amount shown includes 400 shares of common stock held in trust for the benefit of each of Mr. Alario’s two sons.

(4)                                 The amount shown includes 500 shares of common stock held by Mr. Benedict’s spouse.

(5)                                 The amount shown includes presently exercisable options to purchase 93,523 shares.

(6)                                 The amount shown includes presently exercisable options to purchase 8,166 shares.

(7)                                 The amount shown includes presently exercisable options to purchase 5,666 shares.

(8)                                 The amount shown includes presently exercisable options to purchase 8,166 shares.

(9)                                 The amount shown includes presently exercisable options to purchase 6,122 shares.

(10)                      Amounts provided based on latest information available to the Company, dated as of March 31, 2013.  Mr. Conn is no longer affiliated with the Company.

(11)                          Amounts provided based on latest information available to the Company, dated as of March 25, 2013.  Mr. Albro is no longer affiliated with the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

During the year ended December 31, 2013, all of our directors and executive officers complied in a timely manner with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, with the exception of the following: John H. Conn, our former Chief Operating Officer; William K. Birnie, our Chief Marketing Officer and Mardoqueo Marquez, Jr., our Chief Technology Officer; each filed two reports late disclosing one transaction each. Mr. Brian J. Kelley and Mr. Edward J. Morea each filed one report late disclosing one transaction each.

In making this statement, we have relied solely on the written representations of our directors and officers, and copies of the reports that they have filed with the Securities and Exchange Commission.

Certain Relationships and Related Transactions

Policies and Procedures for Review, Approval, or Ratification of Related Person Transactions

Transactions between our company and any director, executive officer or his or her immediate family members are subject to review and approval by our audit committee.

Although the board of directors has not established a written policy regarding the approval of related person transactions, when evaluating relationships and transactions, the audit committee considers:  (1) the nature of the related person’s interest in the transaction; (2) the material terms of the transaction, including the amount and type of transaction; (3) the importance of the transaction to the related person and to us; (4) whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and (5) any other matters the committee deems appropriate.

To the extent that the transaction involves an independent director, consideration is also given, as applicable, to the listing standards of the NYSE MKT and other relevant rules related to independence.

In addition, the audit committee reviews existing related person transactions, if any, at least annually.

Notice Pursuant to Section 726(d) of the
New York Business Corporation Law

In December 2013, we renewed our primary and excess directors’ and officers’ liability insurance, each for a fourteen (14) month term, at a total cost of $260,000 in premiums.  The primary policy is carried with Amtrust International Underwriters Limited and the excess policies are carried with Liberty Insurance Underwriters, Inc., Berkeley Insurance Company and Allied World National Assurance Company.  The policies cover our past, present and future directors and officers.

Other Matters

As of the date of this proxy statement, the board of directors does not know of any other matters that are to be presented for action at the annual meeting.  Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

Shareholder Proposals for the 2015 Annual Meeting

Proposals Submitted for Inclusion in Our Proxy Materials

We will include shareholder proposals in our proxy materials for the 2015 annual meeting of shareholders, if such proposals comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement.  Thus, for the 2015 annual meeting of shareholders, we must receive shareholder proposals submitted for inclusion in our proxy materials no later than December 31, 2014.  This is also the date by which any such proposal must be submitted to be brought before the 2015 annual meeting of shareholders under the advance notice provisions of our by-laws.  We will not include in our proxy materials shareholder proposals received after this date.  Shareholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Alteva, 401 Market Street, Philadelphia, PA, Attention: Corporate Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Shareholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as described above, may be brought before the 2015 annual meeting of shareholders in accordance with Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.  Under our By-laws, we must receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement (which is the date specified by the advance notice provisions of our by-laws). Thus, for the 2015 annual meeting of shareholders, we must receive shareholder proposals that are not submitted for inclusion in our proxy materials but are proposed to be brought before the annual meeting no later than December 31, 2014.  Shareholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address:  Alteva, 401 Market Street, Philadelphia, PA, Attention: Corporate Secretary.

By Order of the Board of Directors

Jennifer M. Brown
Corporate Secretary
Philadelphia, PA
April 30, 2014

Directions to Annual Meeting Site

Wyndham Philadelphia Historic District

FDR Room

400 Arch Street

Philadelphia, Pennsylvania 19106

I-95 Traveling North from Philadelphia International Airport

Follow I-95 North to Exit 22 (Exit is marked 676 West, Independence Hall and Callowhill Street).  Follow the Callowhill Street Exit.  Precede two (2) lights to 4th Street and turn left.  We are just past the third traffic light on the right hand side.

Traveling from the New Jersey Turnpike

Take Exit 4 off of the turnpike.  Take Route 73 North to Route 38 West to Route 30 West.  Once you are on Route 30 West, follow the signs to the Ben Franklin Bridge.  When you are crossing the bridge, stay in your right hand lane.  At the bottom of the bridge, take the first right hand turn.  It is a very sharp turn, about 180 degrees.  (You will end up being on a cobble stone road) Go to the stop sign at the bottom of the ramp and turn right.  This street is 4th Street.  Our driveway is just past the second light on the right hand side.

Traveling from the Pennsylvania Turnpike

Follow 76 East to Exit 38, which will be marked Central Philadelphia, 676 East.  This exit is on the left-hand side. You are currently Vine Street Expressway.  Follow this to 8th Street exit and turn right.  The next light that you come to is Race Street.  Turn left onto Race Street.  Follow Race Street for four traffic lights and turn right onto 4th Street. We are just past the first traffic light, on the right hand side.

Traveling from New York on I-95 South

Exit off of I-95 South at Exit 22 the Route 76, Vine Street, Center City Exit.  At the bottom of the ramp, stay to your left, this will take you onto 2nd Street.  Take 2nd Street for two traffic lights and turn right.  The street that you are turning onto is Arch Street.  Take Arch Street for two, (2), blocks and turn left.  The street that you’re turning onto 4th Street.  We are the first driveway on your right hand side.

***When arriving at the Philadelphia International Airport and would like shuttle transportation to our hotel, please visit the Lady Liberty Transportation kiosk in the baggage claim area.  They will pick you up directly at the baggage claim and transport directly to the hotel.  The fee is $10 one way.  While at the hotel, please, give the front desk one hour’s notice in order call Lady Liberty for transportation from the hotel to Philadelphia International Airport.

Appendix A

ALTEVA, INC.

2014 OMNIBUS EQUITY COMPENSATION PLAN

ALTEVA, INC.

2014 OMNIBUS EQUITY COMPENSATION PLAN

1.                                    Purpose

Alteva, Inc., a New York corporation, hereby established the Alteva, Inc., 2014 Omnibus Equity Compensation Plan (the “Plan”), as set forth in this document.  The Plan is a successor to the Amended and Restated Warwick Valley Telephone Company 2008 Long-Term Incentive Plan (the “2008 Plan”).  The 2008 Plan is hereby merged with and into this Plan effective as of the Effective Date, and no additional grants shall be made thereafter under the 2008 Plan.  Outstanding awards under the 2008 Plan shall continue in effect according to their terms as in effect before the Plan merger (subject to such amendments as the Committee (as defined below) determines, consistent with the 2008 Plan, as applicable), and the shares with respect to outstanding awards under the 2008 Plan shall be issued or transferred under this Plan.

The purpose of the Plan is to provide (i) designated employees of the Company (as defined below), (ii) certain consultants and advisors who perform services for the Company, and (iii) non-employee members of the Board with the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards.  The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the Participants with those of the shareholders.

2.                                    Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)                               “Award” means an Option, Stock Unit, Stock Award, SAR or Other Stock-Based Award granted under the Plan.

(b)                              “Award Agreement” means the written instrument that sets forth the terms and conditions of an Award, including all amendments thereto.

(c)                               “Board” means the Company’s Board of Directors.

(d)                             “Cause” has the meaning set forth in a written agreement between the Participant and the Employer or any applicable Award Agreement, but if there is no such agreement or no such definition, Cause means (i) the Participant engagement in conduct detrimental to the interests of the Company, including without limitation, fraud, embezzlement, theft or dishonestly in the course the Participant’s employment or service with the Company; (ii) the Participant’s conviction of, or plea of nolo contendere to, a felony, or such other crime which involves, as determined in the good faith judgment of the Board in its sole discretion, moral turpitude, a breach of trust or a breach of fiduciary duty owed the Company; (iii) the Participant’s disclosure of trade secrets or confidential information of the Company; (iv) the Participant’s violation of the written policies or procedures of the Company, including without limitation, confidentiality, nondisclosure, or non-competition; or (v) the Participant’s continued failure to perform his or her assigned duties and responsibilities for a period of ten (10) days after the Participant has received a written demand for such performance.

(e)                               “Change of Control” shall be deemed to have occurred if:

(i)                                  Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

(ii)                              The consummation of (A) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company; or

(iii)                          After the Effective Date, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than one year, unless the election or nomination for election of each new director who was not a director at the beginning of such one-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

Notwithstanding the foregoing, for any Awards subject to the requirements of section 409A of the Code that will become payable on a Change of Control, the transaction constituting a “Change of Control” must also constitute a “change in control event” for purposes of section 409A(a)(2)(A)(v) of the Code.

(f)                                “Code” means the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

(g)                              “Committee” means (i) with respect to Awards to Employees, the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan, (ii) with respect to Awards made to Non-Employee Directors, the Compensation Committee or the Board and (iii) with respect to Awards that are intended to be “qualified performance-based compensation” under section 162(m) of the Code, a committee that consists of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under section 162(m) of the Code and related Treasury regulations.

(h)                              “Company” means Alteva, Inc., its parent, subsidiary corporations or other entities and any successor corporation, as determined by the Committee.

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(i)                                  “Company Stock” means the common stock of the Company.

(j)                                  “Disability” or “Disabled” means a Participant’s becoming disabled within the meaning of Section 22(e)(3) of the Code.

(k)                              “Dividend Equivalent” means an amount calculated with respect to a Stock Unit, which is determined by multiplying the number of shares of Company Stock subject to the Stock Unit by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Company Stock.  If interest is credited on accumulated dividend equivalents, the term “Dividend Equivalent” shall include the accrued interest.

(l)                                  “Effective Date” of the Plan means June 18, 2014; provided that the Plan is approved by the shareholders of the Company on that date.

(m)                          “Employee” means an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court.  Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(n)                              “Employer” means the Company and its subsidiaries.

(o)                              “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)                              “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(q)                              “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is a national securities exchange, the last reported sale price of Company Stock during regular trading hours on the relevant date or (if there were no trades on that date) the last reported sale price of Company Stock during regular trading hours on the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not so reported, the Fair Market Value per share shall be as determined by the Committee.

(r)                                 “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(s)                                “Non-Employee Director” means a member of the Board who is not an Employee.

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(t)                                 “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(u)                              “1933 Act” means the Securities Act of 1933, as amended.

(v)                              “Option” means an option to purchase shares of Company Stock, as described in Section 7.

(w)                          “Other Stock-Based Award” means any Award based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award or SAR), as described in Section 11.

(x)                              “Participant” means an Employee, Non-Employee Director or Key Advisor designated by the Committee to participate in the Plan.

(y)                              “Plan” means this Alteva, Inc. 2014 Omnibus Equity Compensation Plan, as may be amended from time to time.

(z)                               “SAR” means a stock appreciation right as described in Section 10.

(aa)                        “Stock Award” means an award of Company Stock as described in Section 9.

(bb)                      “Stock Unit” means an award of a phantom unit representing a share of Company Stock, as described in Section 8.

3.                                    Administration

(a)                               Committee.  The Plan shall be administered and interpreted by the Committee.  Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.

(b)                              Committee Authority.  The Committee shall have the sole authority to (i) determine the Participants to whom Awards shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Awards to be made to each such Participant, (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

(c)                               Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.  All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in

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keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.                                    Awards

(a)                               Awards under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, SARs as described in Section 10 and Other Stock-Based Awards as described in Section 11.  All Awards shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Award Agreement.

(b)                              All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant.  Awards under a particular Section of the Plan need not be uniform as among the Participants.

5.                                    Shares Subject to the Plan

(a)                               Shares Authorized.  Subject to adjustment as described below in subsection (d), the total aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be the sum of the following:  (i)  350,000 new shares, plus (ii) the number of shares of Company Stock subject to outstanding grants under the 2008 Plan as of the Effective Date, plus (iii) the number of shares of Company Stock remaining available for issuance under the 2008 Plan but not subject to previously exercised, vested or paid Awards as of the Effective Date.  The maximum aggregate number of shares of Company Stock with respect to which all Awards of Incentive Stock Options may be made under the Plan shall be 500,000 shares, subject to adjustment as described in Section 5(d).

(b)                              Source of Shares; Share Counting.  Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan (including options granted under the 2008 Plan) terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units, or Other Stock-Based Awards (including stock awards and stock units granted under the 2008 Plan) are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Awards shall again be available for purposes of the Plan.  If shares of Company Stock otherwise issuable under the Plan are surrendered in payment of the Exercise Price of an Option, then the number of shares of Company Stock available for issuance under the Plan shall be reduced only by the net number of shares actually issued by the Company upon such exercise and not by the gross number of shares as to which such Option is exercised.   If shares of Company Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Award or the issuance of Company Stock thereunder, then the number of shares of Company Stock available for issuance under the Plan shall be reduced by the net number of shares issued, vested or exercised under such Grant, calculated in each instance after payment of such share withholding. Upon the exercise of an

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Option through the net exercise procedure under Section 7(e) or upon the exercise of a SAR, then both for purposes of calculating the number of shares of Company Stock remaining available for issuance under the Plan and the number of shares of Company Stock remaining available for exercise under such Option or SAR, the number of such shares shall be reduced by the net number of shares for which the Option or SAR is exercised, and without regard to any cash settlement of a SAR. To the extent that any Awards are paid in cash (including grants under the 2008 Plan), and not in shares of Company Stock, such Awards shall not count against the share limits in subsection (a).

(c)                               Individual Limits.  All Awards under the Plan shall be expressed in shares of Company Stock.  The maximum aggregate number of shares of Company Stock with respect to which all Awards may be made under the Plan to any Participant during any calendar year shall be 500,000 shares, subject to adjustment as described in subsection (d) below.  During any calendar year, no Participant may be granted Options or SARs for more than 500,000 shares of Company Stock in the aggregate or Stock Awards for more than 500,000 shares of Company Stock.  The individual limits of this subsection (c) shall apply without regard to whether the Awards are to be paid in Company Stock or cash.  All cash payments (other than with respect to Dividend Equivalents) shall equal the Fair Market Value of the shares of Company Stock to which the cash payments relate.  A Participant may not accrue Dividend Equivalents during any calendar year in excess of $1,000,000.

(d)                             Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Awards in any year, the kind and number of shares covered by outstanding Awards, the kind and number of shares issued or transferred and to be issued or transferred under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee, in such manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  In addition, in the event of a Change of Control of the Company, the provisions of Section 16 of the Plan shall apply.  Any adjustments to outstanding Awards shall be consistent with section 409A or 424 of the Code, to the extent applicable.  Any adjustments determined by the Committee shall be final, binding and conclusive.

6.                                    Eligibility for Participation

(a)                               Eligible Persons.  All Employees and Non-Employee Directors shall be eligible to participate in the Plan including consultants and advisors who perform services for the Company

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or any of its subsidiaries (“Key Advisors”) if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)                              Selection of Participants.  The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Awards and shall determine the number of shares of Company Stock subject to each Grant.

7.                                    Options

(a)                               General Requirements. The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate under this Section 7.  The Committee shall determine the number of shares of Company Stock that will be subject to each Award of Options to Employees, Non-Employee Directors and Key Advisors.

(b)                              Type of Option, Price and Term.

(i)                                  The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code.  Nonqualified Stock Options may be granted to Employees, Non-Employee Directors or Key Advisors.

(ii)                              The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted.  However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant.

(iii)                          The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(c)                               Exercisability of Options.

(i)                                  Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Award Agreement.  The Committee may grant Options that are subject to achievement of performance goals or other conditions.  The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

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(ii)                              The Committee may provide in a Award Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable.  Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.

(iii)                          Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d)                             Termination of Employment or Service.  Except as provided in the Award Agreement, an Option may only be exercised while the Participant is employed as an Employee or providing service as a Non-Employee Director or Key Advisor.  The Committee shall determine in the Award Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(e)                               Exercise of Options.  A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) with approval of the Committee, by surrender of all or any part of the vested shares of Company Stock for which the Option is exercisable to the Company for an appreciation distribution payable in shares of Company Stock with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the shares of Company Stock subject to the surrendered portion exceeds the aggregate Exercise Price payable for those shares, or (v) by such other method as the Committee may approve, to the extent permitted by applicable law.  Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.  Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(f)                                Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

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8.                                    Stock Units

(a)                               General Requirements.  The Committee may grant Stock Units to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the Committee deems appropriate under this Section 8.  Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock.  All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

(b)                              Terms of Stock Units.  The Committee may grant Stock Units that are payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals.  Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee.  The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)                               Payment With Respect to Stock Units.  Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.  The Award Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

(d)                             Requirement of Employment or Service.  The Committee shall determine in the Award Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

(e)                               Dividend Equivalents.  The Committee may grant Dividend Equivalents in connection with Stock Units, under such terms and conditions as the Committee deems appropriate.  Dividend Equivalents may be paid to Participants currently or may be deferred.  All Dividend Equivalents that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.  Dividend Equivalents may be accrued as a cash obligation, or may be converted to additional Stock Units for the Participant, and deferred Dividend Equivalents may accrue interest, all as determined by the Committee.  The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals.  Dividend Equivalents may be payable in cash or shares of Company Stock or in a combination of the two, as determined by the Committee; provided, that, any rights to receive Dividend Equivalents with respect to performance-based Stock Awards shall vest only if and to the extent that the underlying Stock Awards vest, as determined by the Committee.

9.                                    Stock Awards

(a)                               General Requirements. The Committee may issue shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 9.  Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee.  The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a

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period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.  The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

(b)                              Requirement of Employment or Service.  The Committee shall determine in the Award Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(c)                               Restrictions on Transfer.  While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 15(a).  If certificates are issued, each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed.  The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

(d)                             Right to Vote and to Receive Dividends.  The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period.  The Committee may determine that dividends on Stock Awards shall be withheld while the Stock Awards are subject to restrictions and that the dividends shall be payable only upon the lapse of the restrictions on the Stock Awards, or on such other terms as the Committee determines.  Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.  Accumulated dividends may accrue interest, as determined by the Committee, and shall be paid in cash, shares of Company Stock, or in such other form as dividends are paid on Company Stock, as determined by the Committee.

10.                            Stock Appreciation Rights

(a)                               General Requirements.  The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with an Option.  The Committee shall establish the number of shares, the terms and the base amount of the SAR at the time the SAR is granted.  The base amount of each SAR shall be not less than the Fair Market Value of a share of Company Stock as of the date of grant of the SAR.

(b)                              Tandem SARs.  The Committee may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option.  In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

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(c)                               Exercisability; Term.  A SAR shall become exercisable in accordance with such terms and conditions as may be specified.  The Committee may grant SARs that are subject to achievement of performance goals or other conditions.  The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason.  The Committee shall determine in the Award Agreement under what circumstances and during what periods a Participant may exercise a SAR after termination of employment or service.  A tandem SAR shall be exercisable only while the Option to which it is related is exercisable.  The Committee shall determine the term of each SAR, which shall not exceed ten years from the date of grant.

(d)                             Awards to Non-Exempt Employees.  SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e)                               Exercise of SARs.  When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised.  The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as specified in the Award Agreement.

(f)                                Form of Payment.  The Committee shall determine whether the stock appreciation for a SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two.  For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.  If shares of Company Stock are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional share.

11.                            Other Stock-Based Awards

The Committee may grant other awards not specified in Sections 7, 8, 9 or 10 above that are based on or measured by Company Stock to Employees, Non-Employee Directors and Key Advisors, on such terms and conditions as the Committee deems appropriate.  Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Award Agreement.

12.                            Qualified Performance-Based Compensation

(a)                               Designation as Qualified Performance-Based Compensation.  The Committee may determine that Stock Units, Stock Awards, Dividend Equivalents or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 12 shall apply.

(b)                              Performance Goals.  When Awards are made under this Section 12, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the

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period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for “qualified performance-based compensation.”  The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met.  The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.”

(c)                               Criteria Used for Objective Performance Goals.  The Committee shall use objectively determinable performance goals based on one or more of the following criteria: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares of Company Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and/or amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures.  Such performance goals may also be particular to a Participant or the division, department, branch, line of business, subsidiary or other unit in which the Participant works, or may be based on attaining a specified absolute level of the performance goal, or a percentage increase or decrease in the performance goal compared to a pre-established target, previous years’ results, or a designated market index or comparison group, all as determined by the Committee. Performance goals need not be uniform as among Participants.

(d)                             Timing of Establishment of Goals.  Performance goals must be pre-established by the Committee.  A performance goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the performance goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal.  However, in no event will a performance goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

(e)                               Certification of Results.  The Committee shall certify the performance results for the performance period specified in the Award Agreement after the performance period ends.  The Committee shall determine the amount, if any, to be paid pursuant to each Award based on

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the achievement of the performance goals and the satisfaction of all other terms of the Award Agreement.

(f)                                Death, Disability or Other Circumstances.  The Committee may provide in the Award Agreement that Awards under this Section 12 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

13.                            Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant.  The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

14.                            Withholding of Taxes

(a)                               Required Withholding.  All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.

(b)                              Election to Withhold Shares.  If the Committee so permits, shares of Company Stock may be withheld to satisfy the Company’s tax withholding obligation with respect to Awards paid in Company Stock, at the time such Awards become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

15.                            Transferability of Awards

(a)                               Restrictions on Transfer.  Except as described in subsection (b) below, only the Participant may exercise rights under an Award during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution.  When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Award under the Participant’s will or under the applicable laws of descent and distribution.

(b)                              Transfer of Nonqualified Stock Options to or for Family Members.  Notwithstanding the foregoing, the Committee may provide, in an Award Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of a Nonqualified Stock Option and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

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16.                            Consequences of a Change of Control

(a)                               The Committee may provide in an Award Agreement terms under which Awards may vest and, as applicable, be exercisable or payable in the event of a Change of Control or in the event of a Participant’s termination of employment or service with, upon or within a specified time period after a Change of Control.

(b)                              In the event of a Change of Control, the Committee may also take one or more of the following actions with respect to any or all outstanding Awards: the Committee may (i) provide that all outstanding Options and SARs shall automatically accelerate and become fully exercisable, and/or that the restrictions and conditions on all outstanding Stock Awards shall immediately lapse, and/or that all Stock Units, Other Stock-Based Awards and Dividend Equivalents shall become fully vested and shall be paid at their target values, or in such greater amounts as the Committee may determine, (ii) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, (iii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, or (iv) determine that outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation, (or a parent or subsidiary of the surviving corporation), and other outstanding Awards that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).  Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock does not exceed the per share exercise price of the Options or SARs, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SARs.

17.                            Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Award hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Award made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.  No Participant shall have any right as a shareholder with respect to Company Stock covered by an Award until shares have been issued to the Participant.

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18.                            Amendment and Termination of the Plan

(a)                               Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.  No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Award previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Award Agreement, or except as provided in Section 19(b) below.  Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b)                              No Repricing Without Shareholder Approval.  Notwithstanding anything in the Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

(c)                               Shareholder Approval for “Qualified Performance-Based Compensation.”  If Awards are made under Section 12 above, the Plan must be reapproved by the Company’s shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 12, if additional Awards are to be made under Section 12 and if required by section 162(m) of the Code or the regulations thereunder.

(d)                             Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.  The termination of the Plan shall not impair Awards outstanding or the power and authority of the Committee with respect to an outstanding Grant.

19.                            Miscellaneous

(a)                               Effective Date.  The Plan shall be effective as of the Effective Date, if approved by the Company’s shareholders on such date.

(b)                              Awards in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Awards under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan.  Without limiting the foregoing, the Committee may make an Award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation,

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acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation.  The terms and conditions of the Awards may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee.

(c)                               Compliance with Law.

(i)                                  The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Awards shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and Awards of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code.  To the extent that any legal requirement of section 16 of the Exchange Act or section 422 or 162(m) as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 162(m) of the Code, that Plan provision shall cease to apply.  The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation.  The Committee may also adopt rules regarding the withholding of taxes on payments to Participants.  The Committee may, in its sole discretion, agree to limit its authority under this Section.

(ii)                              The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable.  Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code.  If an Award is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.

(iii)                          Any Award that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code.  If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period.  If the Grantee dies during such six-month period, any postponed amounts shall be paid within 90 days of the Grantee’s death.  The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.

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(iv)                          Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of section 409A of the Code.  Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

(d)                             Enforceability.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(e)                               Funding of the Plan; Limitation on Rights.  This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan.  Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person.  No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company.  To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(f)                                Rights of Participants.  Nothing in this Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive an Award under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(g)                              No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant.  The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h)                              Employees Subject to Taxation Outside the United States.  With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Awards on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(i)                                  Forfeiture.  The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company or its subsidiaries, violation of material Company policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or its subsidiaries.

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(j)                                  Clawback Rights. All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the effective date of the Plan.

(k)                              Statute of Limitations.  A Participant or any other person filing a claim for benefits under the Plan must file the claim within one year after the Participant or other person knew or reasonably should have known of the principal facts on which the claim is based.

(l)                                  Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

(m)                          Governing Law.  The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ALTEVA, INC. 401 MARKET STREET PHILADELPHIA, PA 19106 M75456-P53600 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except ALTEVA, INC. The Board of Directors recommends you vote FOR the following: ! ! ! 2. Election of Directors Nominees: 01) Jeffrey D. Alario 02) Douglas B. Benedict 03) Kelly C. Bloss 04) Brian J. Kelley 05) Edward J. Morea The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 1. To fix the number of directors at five until the next Annual Meeting of Shareholders. ! ! ! 3. To approve the Alteva, Inc. 2014 Omnibus Equity Compensation Plan. ! ! ! 4. To approve, on an advisory basis, the compensation or our named executive officers. ! ! ! 5. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M75457-P53600 ALTEVA, INC. Annual Meeting of Shareholders June 18, 2014 10:00 a.m. 401 Market Street, Philadelphia, PA 19106 THIS VOTING INSTRUCTION IS SOLICITED BY THE TRUSTEE OF ALTEVA, INC. The undersigned hereby provides the voting instructions hereinafter specified to the Trustee of the Warwick Valley Telephone Company 401(k) Plan (the "Plan"), which instructions will be taken into account in directing the Trustee of the Plan to vote the shares of common stock, par value $0.01, of Alteva, Inc. held by the Trustee of the Plan, in its capacity as Trustee, as of April 23, 2014 at the Annual Meeting of Shareholders of Alteva, Inc. to be held at the Wyndham Philadelphia Historic District, FDR Room, 400 Arch Street, Philadelphia, Pennsylvania 19106 on June 18, 2014 at 10:00 a.m., local time, at any adjournments thereof. This 401(k) account voting instruction card, when properly executed and delivered, will direct the Trustee of the Plan to vote the shares allocated to the undersigned's 401(k) plan account as indicated herein. This voting instruction card revokes any prior 401(k) account voting instruction card given by the undersigned. If no direction is given, this 401(k) account voting instruction card will be voted by the Trustee of the Plan proportionally based upon the votes cast by other plan account holders whose accounts hold shares of common stock. The undersigned acknowledges receipt with this 401(k) account voting instruction card of a copy of the notice of the annual meeting and proxy statement dated April 30, 2014, describing more fully the proposals listed in this voting instruction card. Please date, sign and mail this 401(k) account voting instruction card in the envelope provided as soon as possible. Continued and to be signed on reverse side

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ALTEVA, INC. 401 MARKET STREET PHILADELPHIA, PA 19106 M75458-P53600 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Withhold All For All For All Except ALTEVA, INC. The Board of Directors recommends you vote FOR the following: ! ! ! 2. Election of Directors Nominees: 01) Jeffrey D. Alario 02) Douglas B. Benedict 03) Kelly C. Bloss 04) Brian J. Kelley 05) Edward J. Morea The Board of Directors recommends you vote FOR the following proposals: Against Abstain For ! ! ! 1. To fix the number of directors at five until the next Annual Meeting of Shareholders. ! ! ! 3. To approve the Alteva, Inc. 2014 Omnibus Equity Compensation Plan. ! ! ! 4. To approve, on an advisory basis, the compensation or our named executive officers. ! ! ! 5. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M75459-P53600 ALTEVA, INC. Annual Meeting of Shareholders June 18, 2014 10:00 a.m. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints JENNIFER M. BROWN and DORINDA M. MASKER, and each of them, proxies for the undersigned, with full power of substitution, to vote all of the common shares, par value $0.01, of Alteva, Inc. owned by the undersigned at the Annual Meeting of Shareholders of Alteva to be held at the Wyndham Philadelphia Historic District, FDR Room, 400 Arch Street, Philadelphia, Pennsylvania 19106 on June 18, 2014 at 10:00 a.m., local time, and at any adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS SPECIFIED BY YOU AND REVOKES ANY PRIOR PROXY GIVEN BY YOU. If no direction is given, this proxy will be voted: FOR the proposal to fix the number of directors at five until the next Annual Meeting of Shareholders; FOR the election of the nominees for director listed on the reverse side; FOR the approval of the Alteva, Inc. 2014 Omnibus Equity Compensation Plan; FOR the approval, on an advisory basis, of the compensation of our named executive officers; and FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. YOU ACKNOWLEDGE RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT DATED APRIL 30, 2014, DESCRIBING MORE FULLY THE PROPOSALS LISTED IN THIS PROXY. Continued and to be signed on reverse side